DREYFUS FOUNDERS FUNDS, INC.
CLASS A, CLASS B, CLASS C, CLASS F, CLASS R AND CLASS T SHARES

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003
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This Statement of Additional  Information  ("SAI") relates to the ten investment portfolios (the "Funds") of Dreyfus Founders Funds, Inc. (the "Company"):


Dreyfus Founders Balanced Fund
Dreyfus Founders Discovery Fund*
Dreyfus Founders Government Securities Fund
Dreyfus Founders Growth Fund
Dreyfus Founders Growth and Income Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Money Market Fund
Dreyfus Founders Passport Fund
Dreyfus Founders Worldwide Growth Fund


        This SAI, which is not a prospectus, supplements and should be read in conjunction with the Company's current Prospectuses, each dated May 1, 2003, as they may be revised from time to time. To obtain a copy of the Company's Prospectuses for its Class A, Class B, Class C, Class R and Class T shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call one of the following numbers:

               Call Toll Free 1-800-554-4611
               In New York City -- Call 718-895-1206
               Outside the U.S. -- Call 516-794-5452

To obtain a copy of the Company's Prospectus for its Class F shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss
Boulevard, Uniondale, New York 11556-0144, visit www.founders.com, or call 1-800-525-2440.

FINANCIAL STATEMENTS

The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 2002, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Funds' 2002 annual reports and are incorporated by reference in this SAI. The Funds' annual reports contain additional performance information and are available without charge by calling any of the telephone numbers shown above.

* Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established
Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. If a Discovery Fund account is closed, additional investments in Discovery Fund may not be possible.

                                TABLE OF CONTENTS


DREYFUS FOUNDERS FUNDS, INC....................................................1


INVESTMENT OBJECTIVES AND RESTRICTIONS.........................................1

   FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................2
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................3

INVESTMENT STRATEGIES AND RISKS................................................4

   TEMPORARY DEFENSIVE INVESTMENTS.............................................5
   PORTFOLIO TURNOVER..........................................................5
   DERIVATIVE INSTRUMENTS......................................................6
   FOREIGN SECURITIES AND ADRS................................................17
   SECURITIES THAT ARE NOT READILY MARKETABLE.................................19
   RULE 144A SECURITIES.......................................................19
   FIXED-INCOME SECURITIES....................................................20
   FOREIGN BANK OBLIGATIONS...................................................22
   REPURCHASE AGREEMENTS......................................................23
   CONVERTIBLE SECURITIES.....................................................23
   GOVERNMENT SECURITIES......................................................24
   MORTGAGE-RELATED SECURITIES................................................24
     Mortgage Pass-Through Securities.........................................25
     Collateralized Mortgage Obligations......................................26
     Risks of Mortgage-Related Securities.....................................26
   COMMERCIAL PAPER AND OTHER CASH SECURITIES.................................28
   WHEN-ISSUED SECURITIES.....................................................28
   BORROWING..................................................................28
   SECURITIES OF OTHER INVESTMENT COMPANIES...................................28

DIRECTORS AND OFFICERS........................................................30

   DIRECTORS..................................................................30
   COMMITTEES.................................................................32
   BENEFICIAL OWNERSHIP OF SECURITIES.........................................34
   DIRECTOR COMPENSATION......................................................35
   OFFICERS...................................................................35

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS...................38

   INVESTMENT ADVISER.........................................................38
   DISTRIBUTOR................................................................45
   TRANSFER AGENTS AND CUSTODIAN..............................................46

PURCHASE OF SHARES............................................................47

     General..................................................................47
     Class A Shares...........................................................50
     Class B Shares...........................................................51

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     Class C Shares...........................................................51
     Class F and Class R Shares...............................................52
     Class T Shares...........................................................52
     Dealer Reallowance - Class A and Class T Shares..........................53
     Sales Loads -- Class A and Class T Shares................................53
     Right of Accumulation -- Class A and Class T Shares......................54
     TeleTransfer Privilege...................................................55
     Reopening an Account.....................................................55

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN..............................56

   DISTRIBUTION PLANS.........................................................56
     Class B, Class C and Class T Shares......................................56
     Class F Shares...........................................................57
     Provisions Applicable to All Classes.....................................58
   SHAREHOLDER SERVICES PLAN..................................................59

REDEMPTION OF SHARES..........................................................61

     General..................................................................61
     Contingent Deferred Sales Charge -- Class B Shares.......................61
     Contingent Deferred Sales Charge -- Class C Shares.......................62
     Waiver of CDSC...........................................................62
     Redemption Through a Selected Dealer.....................................63
     Reinvestment Privilege...................................................63
     Wire Redemption Privilege................................................64
     TeleTransfer Privilege...................................................64
     Signatures...............................................................64
     Redemption Commitment; Redemptions in Kind...............................65
     Redemption Payments; Suspension of Redemptions...........................65
     Transactions through Third Parties.......................................66

SHAREHOLDER SERVICES..........................................................66

     Fund Exchanges for Classes A, B, C, R and T..............................66
     Dreyfus Auto-Exchange Privilege..........................................68
     Dreyfus Automatic Asset Builder(R).......................................68
     Dreyfus Government Direct Deposit Privilege..............................69
     Dreyfus Payroll Savings Plan.............................................69
     Dreyfus Dividend Options.................................................69
     Automatic Withdrawal Plan................................................70
     Letter of Intent -- Class A and Class T Shares...........................70
     Corporate Pension/Profit-Sharing and Personal Retirement Plans...........71
     Class F Shareholder Services.............................................71

COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES.............................71

OTHER SERVICES................................................................72

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT......................72

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   SHAREHOLDER SERVICES AGREEMENT.............................................74

BROKERAGE ALLOCATION..........................................................75

CAPITAL STOCK.................................................................81

PRICING OF SHARES.............................................................93

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................95

YIELD AND PERFORMANCE INFORMATION............................................100

ADDITIONAL INFORMATION.......................................................117

   CODE OF ETHICS............................................................117
   INDEPENDENT ACCOUNTANTS...................................................119
   REGISTRATION STATEMENT....................................................119

APPENDIX.....................................................................120

   RATINGS OF CORPORATE BONDS................................................120
   RATINGS OF COMMERCIAL PAPER...............................................122
   RATINGS OF PREFERRED STOCK................................................123


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                          DREYFUS FOUNDERS FUNDS, INC.
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        Dreyfus  Founders  Funds,  Inc. is registered  with the  Securities  and
Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland as "Founders Funds, Inc." On December 31, 1999, its name was changed to "Dreyfus Founders Funds, Inc."

        All of the Company's series Funds are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than U.S. government securities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.

        On April 30, 1999, Founders Blue Chip Fund changed its name to Founders Growth and Income Fund, and Founders Special Fund changed its name to Founders Mid-Cap Growth Fund. On August 13, 1999, Founders Frontier Fund was merged with and into Dreyfus Founders Discovery Fund. On December 31, 1999, the Funds changed their respective names from "Founders" to "Dreyfus Founders." On February 22, 2002, Dreyfus Founders Focus Fund was merged into Dreyfus Founders Growth Fund.

        Founders Asset Management LLC ("Founders") serves as each Fund's investment adviser.

        Dreyfus Service Corporation ("DSC") is the Distributor of each Fund's shares.

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                     INVESTMENT OBJECTIVES AND RESTRICTIONS
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        The  investment  objective  of each Fund is  fundamental  and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

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


                 Fund                          Investment Objective
     --------------------------    ---------------------------------------------
     Balanced                      Current income and capital appreciation
     Discovery                     Capital appreciation
     Government Securities         Current income
     Growth                        Long-term growth of capital
     Growth and Income             Long-term growth of capital and income
     International Equity          Long-term growth of capital
     Mid-Cap Growth                Capital appreciation
     Money Market                  Maximum current income consistent with the
                                   preservation of capital and liquidity
     Passport                      Capital appreciation
     Worldwide Growth              Long-term growth of capital

        In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions number 8 through 13 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.

FUNDAMENTAL INVESTMENT RESTRICTIONS

        No Fund may:

        1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

        2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

        3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real

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

estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

        4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

        5. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

        6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

        7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

        No Fund may:

        8. With the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and investments in affiliated money market funds as described under "Investment Strategies and Risks - Securities of Other Investment Companies," purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer.

        9. With the exception of investments in affiliated money market funds as described under "Investment Strategies and Risks - Securities of Other Investment Companies," purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

        10. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

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

        11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

        12. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Money Market Fund).

        13. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

        In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

        Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval. However, the policies of the Government Securities, International Equity and Mid-Cap Growth Funds to normally invest at least 80% of their net assets in obligations of the U.S. government, foreign equity securities, and equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index, respectively, may not be changed unless at least 60 days' prior notice of the change is given to the respective Fund's shareholders.


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                         INVESTMENT STRATEGIES AND RISKS
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        The Prospectuses discuss the principal  investment  strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

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

TEMPORARY DEFENSIVE INVESTMENTS

        In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

        During the fiscal years ended 2002 and 2001, respectively, the portfolio turnover rate for each of the Funds was as follows: Balanced Fund - 122% and 111%; Discovery Fund - 128% and 110%; Government Securities Fund - 28% and 73%; Growth Fund - 139% and 152%; Growth and Income Fund - 152% and 144%; International Equity Fund - 220% and 213%; Mid-Cap Growth Fund - 216% and 214%; Passport Fund - 495% and 704%; and Worldwide Growth Fund - 211% and 145%. The decreased portfolio turnover rate of Government Securities Fund was a result of lower liquidity needs. The decreased portfolio turnover rate of Passport Fund was the result of both more stable cash flows and an increased number of better performing stocks in the portfolio. The increased portfolio turnover rate of Worldwide Growth Fund was a result of both market volatility and a repositioning of the portfolio due to a change in the portfolio management team.

        A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control.

        Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

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

DERIVATIVE INSTRUMENTS

        The Funds may enter into futures contracts (including those related to indexes) and forward contracts, may purchase and/or write (sell) options on securities, securities indexes, futures contracts and foreign currencies, and may purchase equity-linked notes ("ELNs"). Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

        OPTIONS ON SECURITIES INDEXES AND SECURITIES. An option gives its purchaser the right to buy or sell an instrument at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security or index. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

        So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

        All of the Funds (except Money Market Fund) may write (sell) call options on their portfolio securities for income and may write put options. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions. The Funds may also buy call and put options.

        When a Fund purchases a security with respect to which it intends to write a call option, it is likely that the option will be written concurrently with or shortly after purchase. A Fund will write a call option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

        A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

        The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it with respect to a call option it has written, rather than delivering such security from its portfolio.

        All of the Funds (except Money Market Fund) may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

        When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

        Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders.

        The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

        One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indexes might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

        OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

        Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

        FUTURES  CONTRACTS.  All of the Funds  (except  Money  Market  Fund) may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

        The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

        The Funds also may purchase and sell interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the Australian dollar, Brazilian real, British pound, Canadian dollar, Deutsche mark, Euro, French franc, Japanese yen, Mexican peso, New Zealand dollar, Russian ruble, South African rand, and the Swiss franc.

        The purchase and sale of futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

        To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contract, options or futures contracts and currency options.

        Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

        OPTIONS ON FUTURES  CONTRACTS.  All of the Funds  (except  Money  Market
Fund) may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

        A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

        The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities Indexes and Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

        The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

        OPTIONS ON FOREIGN  CURRENCIES.  All of the Funds  (except  Money Market
Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options (or write call options) on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options (or write put options) thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

        RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indexes, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

        In addition, options on U.S. Government securities, futures contracts, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

        FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES. The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

        Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), a Fund may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that currency. In addition, a Fund may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies.

        At the consummation of a forward contract calling for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

        If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

        The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

        COVER. Transactions using options, futures contracts and forward contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contract or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

        Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio
management  or  the  Fund's  ability  to  meet  redemption   requests  or  other
obligations.

        EQUITY-LINKED NOTES. All of the Funds (except Money Market Fund) may purchase equity-linked notes ("ELNs"). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund's ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

FOREIGN SECURITIES AND ADRS

        The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

        Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

        Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

        Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

        Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.


        In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Greece, Hungary, Iceland, India, Israel, Jordan, Mauritius, Morocco, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland,
Portugal, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.


        American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

SECURITIES THAT ARE NOT READILY MARKETABLE

        The  Funds  may  invest  up to 15% of the  value  of their  net  assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

        A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

        The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

        In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

        The Board of Directors of the Company has delegated to Founders the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

        Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

        The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

        Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

        Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

        Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds, although certain Funds may purchase U.S. Treasury STRIPS as described under "Investment Strategies and Risks - Government Securities."

        Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

        The Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The foreign investments of Money Market Fund will be limited primarily to securities of issuers from the major industrialized nations. The other Funds also may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

        The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

        Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

        A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

        None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

CONVERTIBLE SECURITIES

        All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

        U.S. government obligations include, but are not limited to, Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies, authorities and instrumentalities of the U.S. government include, but are not limited to, securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Private Export Funding Corporation ("PEFCO"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S.

Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

        All of the Funds with the exception of Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

        The Funds also may invest in securities issued by foreign governments and/or their agencies, and these are the only types of foreign securities in which the Government Securities Fund may invest. The foreign investments of Government Securities Fund will be limited primarily to securities of issuers from the major industrialized nations. Investments in foreign government securities are subject to many of the same risks that apply to investments in foreign securities generally. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

MORTGAGE-RELATED SECURITIES

        Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

        MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

        Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

        Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

        Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

        Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

        The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

        A  Fund's  investments  in CMOs  also are  subject  to  extension  risk.
Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

        Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

        A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

        The Funds (other than Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or Founders until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

        If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives and Restrictions - Fundamental Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

        Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act and the conditions of exemptive orders issued by the SEC. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations:
(a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees. The Funds (other than Money Market Fund) also may invest their uninvested cash reserves in shares of the Money Market Fund and/or one or more money market funds advised by affiliates of Founders. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

        Securities of other investment companies that may be purchased by the Funds include Exchange Traded Funds ("ETFs"). ETFs are a type of index fund that trade like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs. All of the Funds may invest in ETFs, with the same percentage limitations as investments in other investment companies.

        For purposes of determining compliance with the investment policies requiring certain Funds to invest at least 65% or 80% of their assets in particular types of securities, the Funds are permitted to "look through" their ETF holdings at the underlying portfolio securities held by the ETFs. For example, Mid-Cap Growth Fund has a policy of normally investing at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Mid Cap Growth Index. If this Fund invested 2% of its net assets in an ETF known as a Standard & Poor's Depository Receipt ("SPDR"), and it is assumed that half of the SPDR's portfolio is invested in companies within the market capitalization range of the Russell Mid Cap Growth Index, then half of the Fund's SPDR position, or 1% of its net assets, would count towards compliance with the Fund's 80% policy.


--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. All directors of the Company, as listed below, are Independent Directors, which means they are not "interested persons" (as defined in the 1940 Act). They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.

DIRECTORS

NAME AND AGE             POSITION(S)   YEAR JOINED   PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS
                            HELD          BOARD      DURING PAST FIVE YEARS
                          WITH FUND
EUGENE H. VAUGHAN, CFA  Chairman of        1970      Founding Chairman and,     Director, Encore Bank.
Age:  69                the Board                    formerly (1970 to 2000),   Director, Greater
                        and Director                 President and CEO,         Houston Partnership,
                        of the                       Vaughan, Nelson,           and Chairman, Center
                        Company1,3                   Scarborough &              for Houston's Future,
                                                     McCullough, L.P., an       both of which are
                                                     investment counseling      non-profit
                                                     firm.                      organizations.
                                                                                Founding Chairman and
                                                                                former Governor,
                                                                                Association for
                                                                                Investment Management
                                                                                and Research. Past
                                                                                Chairman and Trustee,
                                                                                Institute of Chartered
                                                                                Financial Analysts.
                                                                                Past Chairman and
                                                                                Director, Financial
                                                                                Analysts Federation.

ALAN S. DANSON          Director of        1991      Private investor.          Director, CaseShare
Age:  63                the                          President and Director,    Systems, LLP, a
                        Company1,3,4                 D.H. Management, Inc.,     document management
                                                     the general partner of a   company.  Director,
                                                     limited partnership with   Gore Range Natural
                                                     technology company         Science School,
                                                     holdings (1996 to          Renaissance
                                                     present). Formerly,        Foundation, and The
                                                     Director and Senior Vice   Les Streeter Programs,
                                                     President, OptiMark        Inc., all of which are
                                                     Technologies, Inc., a      non-profit
                                                     computerized securities    organizations.
                                                     trading service (1996 to
                                                     1999).

NAME AND AGE             POSITION(S)   YEAR JOINED   PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS
                            HELD          BOARD      DURING PAST FIVE YEARS
                          WITH FUND
JOAN D. MANLEY          Director of        1998      Retired. Formerly, Ms.     Director, Sara Lee
Age:  70                the Company2                 Manley served in several   Corporation and Moore
                                                     executive capacities       Corporation Limited, a
                                                     with Time Incorporated,    printing company.
                                                     most recently as Group
                                                     Vice President,
                                                     Director, and Chairman
                                                     of Time-Life Books, Inc.
                                                     and Book of the Month
                                                     Club, Inc.   (1960 to
                                                     1984).

ROBERT P. MASTROVITA    Director of        1998      Private investor.          Member, Boston Society
Age:  58                the                          Chairman of a private      of Security Analysts.
                        Company3,4                   charitable foundation.
                                                     Formerly, Chairman and
                                                     Director, Hagler,
                                                     Mastrovita & Hewitt,
                                                     Inc., a registered
                                                     investment adviser (1982
                                                     to 1997).

TRYGVE E. MYHREN        Director of        1996      President, Myhren Media,   Director, Advanced
Age:  66                the                          Inc., a firm that          Marketing Services,
                        Company1,2,4                 invests in and advises     Inc. and J.D. Edwards,
                                                     media,                     Inc.  Trustee and
                                                     telecommunications,        Chairman of Finance
                                                     internet and software      Committee, the
                                                     companies.  Special        University of Denver.
                                                     Limited Partner and        Trustee, National
                                                     member of Investment       Jewish Medical Center
                                                     Committee, Meguntucook     and the U.S. Ski and
                                                     Funds, a venture capital   Snowboard Team
                                                     firm (1998 to present).    Foundation.
                                                     Formerly, President and
                                                     Director of the
                                                     Providence Journal
                                                     Company, a diversified
                                                     media and communications
                                                     company (1990 to 1996);
                                                     Chairman and Chief
                                                     Executive Officer of
                                                     American Television and
                                                     Communications
                                                     Corporation, a cable
                                                     television company (1981
                                                     to 1988); and Chairman,
                                                     National Cable
                                                     Television Association
                                                     (1986 to 1987).

NAME AND AGE             POSITION(S)   YEAR JOINED   PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS
                            HELD          BOARD      DURING PAST FIVE YEARS
                          WITH FUND


GEORGE W. PHILLIPS      Director of        1998      Retired. Formerly,         Vice Chairman of the
Age:  65                the Company2                 President and Chief        Board, Vice Chairman
                                                     Executive Officer of       of the Finance
                                                     Warren Bancorp, Inc. and   Committee, and Vice
                                                     Warren Five Cents          Chairman of the
                                                     Savings Bank (1992 to      Investment Committee,
                                                     1997).                     Children's Medical
                                                                                Center of Boston.

JAY A. PRECOURT         Director of    1983          Chairman, CEO and          Chairman and Director,
Age 65                  the Company2                 Director, Scissor Tail     Hermes Consolidated,
                                                     Energy, LLC (2000 to       Inc., an energy
                                                     present). Managing         transportation and
                                                     General Partner,           crude oil refining
                                                     Precourt Interests,        company.  Director,
                                                     Ltd., an energy and        Halliburton Company,
                                                     investments company        The Timken Company and
                                                     (1995 to present).         Apache Corporation.
                                                     President, Skylark
                                                     Enterprises, Inc., a
                                                     ranching and real estate
                                                     business.  Formerly,
                                                     President, CEO, Vice
                                                     Chairman and Director,
                                                     Tejas Energy, LLC and
                                                     predecessor companies
                                                     (1987 to 1999).


1   Member of Executive Committee
2   Member of Audit Committee
3   Member of Investment Integrity Committee
4   Member of Valuation Committee

COMMITTEES

        The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the directors (all of whom are non-interested or "independent") and chaired by Mr. Vaughan, which serves as a nominating committee. For at least so long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. The Committee on Directors did not meet in 2002, since no vacancies on the Board occurred during the year. If a vacancy on the Board does occur, the Committee on Directors would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: Chairman, Dreyfus Founders Funds, Inc., 2930 East Third Avenue, Denver, CO 80206.

        Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 2002.

        The Audit Committee meets periodically with the Company's independent accountants and the executive officers of Founders. This Committee, which met four times during 2002, reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Investment Integrity Committee, which met three times in 2002, monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. While the Valuation Committee did not hold an in-person meeting during 2002, its members acted on various valuation matters by written consent.

BENEFICIAL OWNERSHIP OF SECURITIES


The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by Founders, owned by each Director as of December 31, 2002.

                         EUGENE H.    ALAN S.      JOAN D.     ROBERT P.    TRYGVE E.     GEORGE W.   JAY A.
                         VAUGHAN      DANSON       MANLEY      MASTROVITA   MYHREN        PHILLIPS    PRECOURT
                         $50,001 -    None         None        $10,001 -    $1 - $10,000  None        None
Dreyfus Founders         $100,000                              $50,000
Balanced Fund
                         None         $1 -         None        $1 -         $1 - $10,000  $10,001 -   None
Dreyfus Founders                      $10,000                  $10,000                    $50,000
Discovery Fund
                         None         None         None        None         None          $50,001 -   None
Dreyfus Founders                                                                          $100,000
Government Securities
Fund
                         $50,001 -    $10,001 -    $10,001 -   None         $1 - $10,000  None        $1 - $10,000
Dreyfus Founders         $100,000     $50,000      $50,000
Growth Fund
                         Over         None         $10,001 -   None         None          None        None
Dreyfus Founders         $100,000                  $50,000
Growth and Income Fund
                         $50,001 -    $1 -         None        None         Over          None        None
Dreyfus Founders         $100,000     $10,000                               $100,000
International Equity
Fund
                         Over         None         None        $1 -         None          None        None
Dreyfus Founders         $100,000                              $10,000
Mid-Cap Growth Fund
                         Over         $10,001 -    None        $10,001 -    None          None        Over
Dreyfus Founders Money   $100,000     $50,000                  $50,000                                $100,000
Market Fund
                         Over         $1 -         None        $10,001 -    $50,001 -     $10,001 -   $1 - $10,000
Dreyfus Founders         $100,000     $10,000                  $50,000      $100,000      $50,000
Passport Fund
                         $50,001 -    None         None        None         None          $10,001 -   None
Dreyfus Founders         $100,000                                                         $50,000
Worldwide Growth Fund

Aggregate Holdings of    Over         $50,001 -    $10,001 -   $50,001 -    Over          Over        Over
Funds in the Dreyfus     $100,000     $100,000     $50,000     $100,000     $100,000      $100,000    $100,000
Founders Family of
Funds

None of the Directors owned securities of Founders, Dreyfus Service Corporation (the Funds' distributor) or their affiliates as of December 31, 2002.

DIRECTOR COMPENSATION

        The following table sets forth, for the fiscal year ended December 31, 2002, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

Compensation Table

                                                      Total compensation from
                                                      Company (10 Funds total)
     Name of Person, Position 1                       paid to Directors 2
     -------------------------------------------    --------------------------
     Eugene H. Vaughan, Chairman and Director              $44,500
     Alan S. Danson, Director                              $41,000
     Joan D. Manley, Director                              $38,000
     Robert P. Mastrovita, Director                        $38,000
     Trygve E. Myhren, Director                            $42,000
     George W. Phillips, Director                          $38,000
     Jay A. Precourt, Director                             $38,000
     ------------------------------------------    --------------------------
     TOTAL                                                $279,500

1 The Chairman of the Board, and the Chairmen of the Company's Audit and Investment Integrity Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
2 These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2002: Mr. Mastrovita $38,000 and Mr. Phillips $38,000.

    In March 2000, the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly.

OFFICERS

        The officers of the Company, their ages, positions with the Company, length of time served, and their principal occupations for the last five years appear below. Company officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

             NAME                    POSITION(S) HELD       PRINCIPAL OCCUPATION(S) DURING
           AND AGE                   WITH FUND AND          PAST FIVE YEARS
                                     LENGTH OF TIME
                                     SERVED
-------------------------------    ---------------------   ----------------------------------
Richard W. Sabo                    President of the        Founders' President and Chief
Age:  45                           Funds since 2000.       Executive Officer, Member of
                                                           Founders Board of Managers and
                                                           Director of The Dreyfus
                                                           Corporation (December 1998 to
                                                           present). Formerly, Senior Vice
                                                           President and Regional Director
                                                           for Prudential Securities, Inc.
                                                           (1991 to 1998)

David L. Ray                       Vice President of       Founders' Senior Vice President
Age:  45                           the Funds since         - Administration and Treasurer.
                                   2000, and from 1990     Employed by Founders and its
                                   to 1998.                predecessor company since 1990.
                                                           Formerly, Treasurer of the Funds
                                                           (1990 to 1998).

Kenneth R. Christoffersen          Secretary of the        Founders' Senior Vice President
Age:  47                           Funds since 2000,       - Legal, General Counsel and
                                   and from 1996 to        Secretary.  Employed by Founders
                                   1998.                   and its predecessor company
                                                           since 1996.

Francis P. Gaffney                 Treasurer of the        Founders' Senior Vice President
Age:  45                           Funds since 2000.       - Operations.  Employed by
                                                           Founders    and   its
                                                           predecessor   company
                                                           since 1994. Formerly,
                                                           Anti-Money Laundering
                                                           Compliance    Officer
                                                           for   the   Class   F
                                                           shares  of the  Funds
                                                           (August 2002 to April
                                                           2003).

Robert T. Kelly                    Assistant Treasurer     Founders' Vice President of
Age:  33                           of the Funds since      Portfolio Accounting since
                                   2000.                   2000. Formerly,  Head
                                                           of  Equity  Desk  for
                                                           ABN    Amro     Trust
                                                           Company      (Cayman)
                                                           Limited    (1998   to
                                                           2000).

Paula S.                           Assistant Treasurer     Founders' Manager of Fund
Maddox                             of the Funds since      Accounting (2000 to present).
Age:  36                           August 2002.            Formerly, Supervisor of Fund
                                                           Accounting (1997 to 2000).

             NAME                    POSITION(S) HELD       PRINCIPAL OCCUPATION(S) DURING
           AND AGE                   WITH FUND AND          PAST FIVE YEARS
                                     LENGTH OF TIME
                                     SERVED
-------------------------------    ---------------------   ----------------------------------
Peter K.                           Assistant Treasurer     Founders' Manager of Private
Greenly                            of the Funds since      Client Accounting and
Age:  34                           August 2002.            Operations.  Employed by
                                                           Founders    and   its
                                                           predecessor   company
                                                           since 1994.
Kevin A.                           Assistant Treasurer     Founders' Supervisor of Fund
Huddleston                         of the Funds since      Accounting (2000 to present).
Age:  32                           August 2002.            Formerly, Supervisor of Cash
                                                           Management  (1998  to
                                                           2000),  Supervisor of
                                                           Re-engineering
                                                           Project  (1998),  and
                                                           Supervisor         of
                                                           Shareholder
                                                           Accounting  (1996  to
                                                           1998)             for
                                                           OppenheimerFunds,
                                                           Inc.

Janelle E.                         Assistant Secretary     Founders' Vice President -
Belcher                            of the Funds since      Compliance since April 2002.
Age:   45                          May 2002.               Formerly, Founders' Manager of
                                                           Compliance (July 2000 to April
                                                           2002).  Formerly, Securities
                                                           Compliance Examiner, Staff
                                                           Accountant and Team Leader for
                                                           the U.S. Securities and Exchange
                                                           Commission (1990 to 2000).

William G. Germenis                Anti-Money              Vice President and Anti-Money
Age:  32                           Laundering              Laundering Compliance Officer of
                                   Compliance Officer      DSC, and Anti-Money Laundering
                                   for the Class A,        Compliance Officer of investment
                                   Class B, Class C,       companies managed by Dreyfus.
                                   Class R, and Class      Employed by DSC since 1998.
                                   T shares of the         Prior to joining DSC, Vice
                                   Funds since July        President of Compliance Data
                                   2002 and for the        Center, Inc.
                                   Class F shares of
                                   the Funds since May
                                   2003.

     As of February 5, 2003, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Money Market Fund, in which the ownership interests of the group totaled 7.47%.

     Except for Mr. Germenis, each of the Company's directors and officers may be contacted at the Funds' address: 2930 East Third Avenue, Denver, Colorado 80206. Mr. Germenis may be contacted at 200 Park Avenue, New York, New York 10166.

--------------------------------------------------------------------------------
                 INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

        Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("MFC"), a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MFC are located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. MFC provides a comprehensive range of financial products and services in domestic and selected international markets.

        Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

        Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the Company. Subject to the fee waivers described below, the Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
-----------------------------------------------------------------------------
    On Assets in Excess of          But Not Exceeding          Annual Fee
------------------------------  -------------------------  ------------------
                  $0                  $30,000,000                 1.00%
          30,000,000                  300,000,000                 0.75%
         300,000,000                  500,000,000                 0.70%
         500,000,000                          ---                 0.65%

                      GROWTH AND INCOME AND BALANCED FUNDS
-----------------------------------------------------------------------------
    On Assets in Excess of          But Not Exceeding          Annual Fee
------------------------------  -------------------------  ------------------
                  $0                  $250,000,000                0.65%
         250,000,000                   500,000,000                0.60%
         500,000,000                   750,000,000                0.55%
         750,000,000                           ---                0.50%


                                MONEY MARKET FUND
-----------------------------------------------------------------------------
    On Assets in Excess of          But Not Exceeding          Annual Fee
------------------------------  -------------------------  ------------------
                  $0                  $250,000,000                0.50%
         250,000,000                   500,000,000                0.45%
         500,000,000                   750,000,000                0.40%
         750,000,000                           ---                0.35%


                           GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------
    On Assets in Excess of          But Not Exceeding          Annual Fee
------------------------------  -------------------------  ------------------
                  $0                  $250,000,000                0.65%
         250,000,000                           ---                0.50%


      DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
-----------------------------------------------------------------------------
    On Assets in Excess of          But Not Exceeding          Annual Fee
------------------------------  -------------------------  ------------------
                  $0                  $250,000,000                1.00%
         250,000,000                   500,000,000                0.80%
         500,000,000                           ---                0.70%


        The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.

        The net assets of the Funds at the end of fiscal year 2002 were as follows: Balanced Fund - $133,009,219; Discovery Fund - $636,915,365; Government Securities Fund - $15,317,965; Growth Fund - $466,128,526; Growth and Income

Fund -  $193,367,090;  International  Equity Fund - $32,899,644;  Mid-Cap Growth
Fund  -  $91,786,649;   Money  Market  Fund  -  $60,086,010;   Passport  Fund  -
$78,623,477; and Worldwide Growth Fund - $76,218,112.

        The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

        As described in the applicable Prospectuses, certain expenses of some of the Funds are being reimbursed or waived voluntarily by Founders pursuant to a commitment to the Funds. These fee waivers and expense limitations are summarized below:


BALANCED FUND


        Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.


GOVERNMENT SECURITIES FUND


        Founders has agreed to waive all 12b-1 fees for the Government Securities Fund in excess of those needed to compensate third parties distributing the Fund. In addition, Founders has agreed to waive the portion of its annual management fee for the Government Securities Fund that exceeds 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000. These waivers will continue through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.

INTERNATIONAL EQUITY FUND


        Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of any credits received from the Fund's custodian) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. The management fee waiver and expense limitations are permanent.


MONEY MARKET FUND


        Founders has agreed to waive the portion of its annual management fee for the Money Market Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of the Fund's average net assets, and 0.30% of the Fund's average net assets in excess of $750,000,000. The management fee waiver will continue through at least August 31, 2004, and will not be terminated without prior notification to the Company's Board of Directors.


ALL FUNDS


        Founders has agreed to limit the annual blue sky fees for each class of each Fund's shares to 2.00% of the respective class's average daily net assets. However, as a result of a change in the method of allocating blue sky fees among the share classes of each Fund approved by the Company's Board of Directors on March 8, 2002, it is unlikely that the blue sky fees for any class will exceed this level for periods after that date. The state blue sky fee limitation will expire on May 31, 2003.

        For the fiscal years ended December 31 2002, 2001, and 2000, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:


                                  Management Fee                   Reduction in Fee                         Net Fee Paid
                    --------------------------------------  ------------------------------  --------------------------------------
     Fund              2002         2001           2000        2002       2001      2000        2002        2001          2000
------------------  -----------  ------------  -----------  ----------  --------  --------  -----------  -----------  ------------
  Balanced          $1,359,938   $2,820,780    $4,924,936      $0         $0        $0      $1,359,938   $2,820,780   $4,924,936

  Discovery         $6,900,672   $8,768,701    $9,769,369      $0         $0        $0      $6,900,672   $8,768,701   $9,769,369

  Government
  Securities         $86,201       $74,919      $79,091      $39,785     $34,578    $0       $46,416      $40,341       $79,091

  Growth            $4,719,908   $7,528,407    $20,500,379     $0         $0        $0      $4,719,908   $7,528,407   $20,500,379

  Growth and
  Income            $1,546,748   $2,018,034    $2,991,692      $0         $0        $0      $1,546,748   $2,018,034   $2,991,692

  International
  Equity             $439,153     $454,668      $420,697    $109,788    $76,876   $37,242    $329,365     $377,792     $383,455

  Mid-Cap Growth     $893,571    $1,102,418    $1,872,038      $0         $0        $0       $893,571    $1,102,418   $1,872,038

  Money Market       $338,156     $425,609      $470,800     $33,816    $42,561     $0       $304,340     $383,048     $470,800

  Passport          $1,067,385   $1,808,758    $3,636,055      $0         $0        $0      $1,067,385   $1,808,758   $3,636,055

  Worldwide
  Growth             $969,019    $1,553,782    $2,642,495      $0         $0        $0       $969,019    $1,553,782   $2,642,495

        The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998 for an initial term ending May 31, 1999. The advisory agreement was renewed on May 17, 2002 by the Company's Board of Directors, including all of the Independent Directors, for a period ending May 31, 2003. At that meeting the Board determined to move its annual contract renewal meeting to the August meeting each year. Accordingly, the advisory agreement was again renewed on August 2, 2002 by the Company's Board of Directors, including all of the Independent Directors, for a period ending August 31, 2003. The advisory agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Independent Directors of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval.

        In determining to renew the advisory agreement on August 2, 2002, the Board of Directors reviewed a wide variety of materials and considered numerous factors, including, but not limited to:

(1) the nature, quality, and extent of services furnished by Founders to each Fund and, after considering such factors, determined, among other things, that the breadth and quality of investment advisory and other services provided to the Funds by Founders are satisfactory, as evidenced in part by the long-term performance records of the Funds, and that Founders has dedicated substantial resources to ensure that it has the sophisticated systems and highly-trained personnel necessary for it to be able to continue to provide high quality services;

(2) the advantages to each Fund of having an adviser that is associated with Mellon Financial Corporation, a global organization which offers resources to Founders that assist Founders in providing services to the Funds;

(3) the extent to which economies of scale are shared with each Fund, noting that all of the Funds have breakpoints in their advisory fee schedules;

(4) the risks assumed by Founders in providing investment advisory services to the Funds, such as capital commitments made to launch new services and products without any assurance of economic success;

(5) the possibility of retaining an alternative adviser, and determined that the satisfactory services being provided by Founders to the Funds, and Fund shareholders' confidence in Founders, precluded the necessity for consideration of alternative sources to provide these services;

(6) the investment performance of each Fund and determined that although certain of the Funds have experienced recent performance difficulties, Founders has focused its efforts on seeking to improve the performance records of those Funds;

(7) the advisory fee structure, including a comparison of the Funds' advisory fees and expense ratios to peer groups of funds, and determined that the Funds' investment advisory fees and expense ratios are competitive, noting that Founders has initiated voluntary expense caps and fee waivers for certain Funds;

(8)   Founders' dedication to regulatory compliance;

(9) profitability to Founders, and determined that Founders' profits from providing advisory services to the Funds are reasonable; and

(10) ancillary benefits to Founders, including the benefits of serving directly or through affiliates as the principal underwriter, transfer agent, and/or administrative agent for one or more of the Funds, and the research assistance Founders receives from the use of soft dollars generated from Fund portfolio transactions.


      Lipper Inc., an independent consultant, provided the Board the data on the peer groups of funds. Based on the Board's evaluation of the foregoing and such other matters as the Board considered to be relevant in the exercise of reasonable judgment, the Board, all of whose members are Independent Directors, concluded that the existing advisory fee structure is fair and reasonable and the renewal of the advisory agreement was in the best interests of the Funds and their shareholders. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.


        With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Janelle E. Belcher, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Francis P. Gaffney, Senior Vice President; John B. Jares, Vice President; Robert T. Kelly,

Vice President; David L. Ray, Senior Vice President, Treasurer and Assistant Secretary; William L. Reith, Vice President; Richard A. Sampson, Senior Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; David M. Sundquist, Vice President; and Lisa G. Warshafsky, Vice President. The affiliations of Messrs. Sabo, Ray, Christoffersen, Gaffney and Kelly and Ms. Belcher with the Company are shown under the "Directors and Officers" section of this SAI.

DISTRIBUTOR

        Dreyfus Service Corporation ("DSC"), located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor on a best efforts basis. DSC is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"), an affiliate of Founders.

        The table below lists the amounts retained on the sale of Fund shares by the distributor from sales loads with respect to Class A and Class T shares, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C shares, for the fiscal year ended December 31, 2002.

                                             Sales Loads
                             ---------------------------------------------
          Fund                     Class A                 Class T
-------------------------    --------------------    ---------------------
Balanced                             $6,982                      $0
Discovery                          $149,840                     $10
Growth                              $11,353                     $42
Growth and Income                    $3,016                      $0
International Equity                $47,308                     $13
Mid-Cap Growth                         $686                     $73
Passport                            $25,029                  $4,433
Worldwide Growth                         $0                      $0

                                  Contingent Deferred Sales Charges
                             ---------------------------------------------
          Fund                     Class B                 Class C
-------------------------    --------------------    ---------------------
Balanced                            $10,265                      $0
Discovery                          $321,072                  $8,211
Growth                             $178,149                    $411
Growth and Income                   $23,430                    $362
International Equity                $31,464                      $0
Mid-Cap Growth                       $1,572                    $915
Passport                           $224,196                  $5,550
Worldwide Growth                     $8,477                      $0

        The provisions for the continuation, termination and assignment of the Funds' agreement with DSC are identical to those described above with regard to the investment advisory agreement.

        DSC compensates certain securities dealers and other financial institutions for selling Class B or Class C shares of the Funds at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Class B, C and T Distribution Plan (as described below), in part, are used to defray these expenses.

        DSC may pay dealers a fee based on the amount invested through such dealers in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Funds, the Dreyfus Family of Funds, the Dreyfus Premier Family of Funds, or certain other products made available by DSC to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1.00% of the amount invested through such dealers. DSC, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. DSC will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

        DSC, at its expense, may provide promotional incentives to dealers that sell shares of the Funds which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

TRANSFER AGENT AND CUSTODIAN

        Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, serves as the Funds' transfer and dividend disbursing agent. DTI is located at P.O. Box 9263, Boston, Massachusetts 02205-8501. Under a transfer agency agreement with the Company, DTI arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds. For these services, DTI receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

        Mellon acts as custodian of the Funds' investments. Under a custody agreement with the Funds, Mellon holds the Funds' securities and keeps all necessary accounts and records. For its custody services, Mellon receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

        GENERAL. Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds are referred to as the Equity Funds. Government Securities and Money Market Funds are referred to as the Income Funds. The Equity Funds offer multiple classes of shares. Class A, Class B, Class C, Class F, Class R and Class T shares are available for the Equity Funds. The Income Funds offer Class F shares.

        Class A, Class B, Class C and Class T shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Agents"), except that full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through DSC. Subsequent purchases may be sent directly to DTI, or your Agent.

        Class R shares are offered only to institutional investors (including Mellon and its affiliates) acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, such as for qualified or non-qualified employee benefit plans, including pension, profit-sharing, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or to government-sponsored programs, such as qualified state tuition programs established pursuant to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "Retirement Plans" does not include IRAs or IRA Rollover
Accounts. Class R shares may be purchased for a Retirement Plan or government-sponsored program only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or program. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

        Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Eligible Benefit Plan or other Retirement Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

        Discovery Fund shares are generally offered only to investors who have continuously maintained a Discovery Fund account since October 20, 2000. Investors who did not own shares of Discovery Fund on October 20, 2000 generally will not be allowed to buy shares of the Fund. Shareholders of the Fund on that date may continue to make additional purchases and to reinvest dividends and capital gains into their accounts. In addition, new accounts may be established by:

o Participants in qualified defined contribution retirement plans (for example 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans and 457 plans, if the plan established Discovery Fund as an investment option prior to the Fund's closure to new investors and the account is established through the plan;
o Employees of Founders and directors of the Funds, if they open accounts directly with DSC or DTI.

    Discovery Fund shareholders who close their accounts may be prohibited from reactivating their account or opening a new Discovery Fund account. These restrictions generally will apply to investments made directly with DSC or DTI as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may be required to demonstrate eligibility to purchase Fund shares before an investment is accepted. The Fund reserves the right to resume sales of shares to new investors at some future date, but there is no present intention to do so.

        When purchasing Fund shares, you must specify which Class is being purchased. The Company does not issue stock certificates. The Company reserves the right to reject any purchase order.

        Agents may receive different levels of compensation for selling different Classes of shares. Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Agent in this regard.

        Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

        Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25.

        The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored program. Participants and plan sponsors should consult their tax advisers for details.

        Fund shares (other than Class F shares) also may be purchased through Dreyfus Automatic Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."

        If an order is received in proper form by DTI or any other entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

        Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by DSC or its designee before the close of its business day. For certain institutions that have entered into agreements with DSC, payment for the purchase of Fund shares may be transmitted, and must be received by DTI, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

        CLASS A SHARES. The public offering price for Class A shares of the Equity Funds is the net asset value per share of that Class plus a sales load as shown below:

                                        Total Sales Load - Class A
                                   ---------------------------------------------
                                    As a % of    As a %        Dealers'
                                    offering     of net        Reallowance as a
                                    price per    asset value   % of offering
         Amount of Transaction      share        per share     price
        -------------------------  -----------  ------------  ------------------
        Less than $50,000              5.75         6.10            5.00

        $50,000 to less than           4.50         4.70            3.75
        $100,000

        $100,000 to less than          3.50         3.60            2.75
        $250,000

        $250,000 to less than          2.50         2.60            2.25
        $500,000

        $500,000 to less than          2.00         2.00            1.75
        $1,000,000

        $1,000,000 or more              -0-         -0-             -0-

        A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

        Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with DSC pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished DSC with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing. This policy enables persons who are involved in the management, distribution or oversight of the

Funds to have ownership stakes in the Funds if they so desire without the necessity of paying a sales load.

        Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

        Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with DSC, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

        Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

        CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Company's Prospectuses covering the Class B shares and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares."

        Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total
Class B shares not acquired through the reinvestment of dividends and distributions.

        CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "Redemption of Shares - Contingent Deferred Sales Charge - Class C Shares."

        CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.

        CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that class plus a sales load as shown below:

                                    Total Sales Load - Class T
                                   ---------------------------
                                    As a % of    As a %         Dealers'
                                    offering     of net         Reallowance as
                                    price per    asset value    a % of offering
         Amount of Transaction      share        per share      price
        -------------------------  -----------  ------------   -----------------
       Less than $50,000               4.50         4.70            4.00

       $50,000 to less than            4.00         4.20            3.50
       $100,000

       $100,000 to less than           3.00         3.10            2.50
       $250,000

       $250,000 to less than          2.00          2.00            1.75
       $500,000

       $500,000 to less than          1.50          1.50            1.25
       $1,000,000

       $1,000,000 or more              -0-           -0-             -0-

        A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

        Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

        Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Founders or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.

        DEALER REALLOWANCE - CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. DSC, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Founders which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

        SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

        Set forth below is an example of the method of computing the offering price of each Equity Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2002. Actual offering price may differ from the offering price listed in the table.


                                                           Per Share Sales
                                                          Charge - 5.75% of        Per Share
                                                            offering price          Offering
                                                         (6.10% of net asset        Price to
                 Fund                NAV per Share         value per share)        the Public
        -----------------------    ------------------    ---------------------    -------------
        Balanced                           $6.68                 $0.41                 $7.09
        Discovery                         $19.09                 $1.16                $20.25
        Growth                             $7.46                 $0.46                 $7.92
        Growth and Income                  $3.44                 $0.21                 $3.65
        International Equity               $7.19                 $0.44                 $7.63
        Mid-Cap Growth                     $2.58                 $0.16                 $2.74
        Passport                          $ 8.14                 $0.50                 $8.64
        Worldwide Growth                   $8.32                 $0.51                 $8.83

        Set forth below is an example of the method of computing the offering price of each Equity Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on December 31, 2002. Actual offering price may differ from the offering price listed in the table.

                                                           Per Share Sales
                                                          Charge - 4.50% of        Per Share
                                                            offering price          Offering
                                                         (4.70% of net asset        Price to
                 Fund                NAV per Share         value per share)        the Public
        -----------------------    ------------------    ---------------------    -------------
        Balanced                           $6.88                 $0.32                 $7.20
        Discovery                         $18.79                 $0.89                $19.68
        Growth                             $7.27                 $0.34                 $7.61
        Growth and Income                  $3.39                 $0.16                 $3.55
        International Equity              $ 7.14                 $0.34                 $7.48
        Mid-Cap Growth                     $2.51                 $0.12                 $2.63
        Passport                          $ 7.87                 $0.37                $ 8.24
        Worldwide Growth                   $7.89                 $0.37                 $8.26

        RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by Dreyfus or Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

        To qualify for reduced sales loads, at the time of purchase you or your Agent must notify DSC if orders are made by wire, or DTI if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

        TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with DTI. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

        TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that DTI and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank regular business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day DTI and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares -- TeleTransfer Privilege."

        REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

--------------------------------------------------------------------------------
                DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN
--------------------------------------------------------------------------------

        Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS

        CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Equity Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays DSC for distributing its Class B and Class C shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays DSC for distributing its Class T shares a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. DSC may pay one or more Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.

        The table below lists the total amounts paid by each Fund to the distributor for the fiscal year ended December 31, 2002.


                                  Fiscal Year Ended December 31, 2002
                        -------------------------------------------------------
          Fund               Class B            Class C            Class T
----------------------  -----------------  -----------------  -----------------
Balanced                      $9,902             $2,779                $49
Discovery                   $198,666            $87,906             $4,384
Growth                      $118,556            $16,762               $973
Growth and Income             $9,899             $1,514               $215
International Equity         $21,964             $6,251               $606
Mid-Cap Growth                $8,041             $2,492                $54
Passport                    $129,153            $55,844             $1,379
Worldwide Growth             $13,314             $2,119               $257

        CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds other than the Money Market Fund (the "12b-1 Funds"). Pursuant to the
Class F Distribution Plan, each 12b-1 Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse DSC for paying, expenses in connection with distribution of the 12b-1 Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.

        Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 2002, Founders had paid the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:

                                                   % of Average
           Fund                    Amount           Net Assets
----------------------------   ---------------    ---------------
Balanced                           $651,197           0.31%
Discovery                          $147,185           0.02%
Government Securities                    $0           0.00%
Growth                           $1,486,691           0.23%
Growth and Income                        $0           0.00%
International Equity                $32,184           0.07%
Mid-Cap Growth                     $110,159           0.10%
Passport                           $162,964           0.15%
Worldwide Growth                   $177,149           0.18%
----------------------------   ---------------
TOTAL                            $2,767,529

        During the fiscal year ended December 31, 2002, DSC expended the following amounts in marketing the Class F shares of the 12b-1 Funds pursuant to the Class F Distribution Plan: advertising, $237,686; printing and mailing of prospectuses to persons other than current shareholders, $419,480; payment of compensation to third parties for distribution and shareholder support services, $3,054,064; and public relations and trade shows, $14,271. The payments to third parties for distribution and shareholder support services included payments to CIGNA Financial Services, Inc., which, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

        PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds (other than the Money Market
Fund) and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and
(5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

        Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

        A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the respective holders of such shares and that other material amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.

        Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Each Distribution Plan was approved and renewed on May 17, 2002 by the Board, including all of the Independent Directors, for the period ending May 31, 2003. At that meeting the Board determined to move its annual contract renewal meeting to the August meeting each year. Accordingly, each Distribution Plan was again approved and renewed on August 2, 2002 by the Board, including all of the Independent Directors, for the period ending August 31, 2003. As to the relevant Class of shares of any Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.

        So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

        The Company has adopted a Shareholder Services Plan with respect to the Equity Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Equity Fund's Class A, Class B, Class C and Class T shares pays DSC a fee at the annual rate of 0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, DSC may make payments to Agents in respect of these services.

        A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting on August 13, 1999 and was renewed on May 17, 2002 by the Board, including all of the Independent Directors, for the period ending May 31, 2003. At that meeting the Board determined to move its annual contract renewal meeting to the August meeting each year. Accordingly, the Shareholder Services Plan was again renewed on August 2, 2002 by the Board, including all of the Independent Directors, for the period ending August 31, 2003. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

        Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to DSC, as distributor, for the Fund's fiscal year ended December 31, 2002:

                            Total Amount Paid
                               Pursuant to
                           Shareholder Services
          Fund                     Plan
  ---------------------   -----------------------
  Balanced
      Class A                   $3,313
      Class B                   $3,301
      Class C                     $927
      Class T                      $49
  Discovery
      Class A                 $222,860
      Class B                  $66,222
      Class C                  $29,302
      Class T                   $4,384
  Growth
      Class A                  $16,026
      Class B                  $39,518
      Class C                   $5,587
      Class T                     $973
  Growth and Income
      Class A                   $1,081
      Class B                   $3,299
      Class C                     $505
      Class T                     $215
  International Equity
      Class A                  $59,585
      Class B                   $7,321
      Class C                   $2,084
      Class T                     $606
  Mid-Cap Growth
      Class A                   $1,360
      Class B                   $2,680
      Class C                     $831
      Class T                      $54
  Passport
      Class A                  $32,117
      Class B                  $43,051
      Class C                  $18,615
      Class T                   $1,379

  Worldwide Growth
      Class A                   $1,987
      Class B                   $4,438
      Class C                     $706
      Class T                     $257


--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

        GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until DTI receives further instructions from you or your Agent.

        The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

        CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC payable to DSC is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

        If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

        In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

        The following table sets forth the rates of the CDSC for Class B shares:


                                             CDSC as a % of
                                             Amount Invested or
                Year Since Purchase          Redemption Proceeds
                Payment Was Made             (whichever is less)
                -------------------------    ---------------------
                First...................     4.00
                Second..................     4.00
                Third...................     3.00
                Fourth..................     3.00
                Fifth...................     2.00
                Sixth...................     1.00


        In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; ; and finally, of amounts representing the cost of shares held for the longest period of time.

        For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

        CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to DSC on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

        WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

        To qualify for a waiver of the CDSC, at the time of redemption you must notify DTI or your Agent must notify DSC. Any such qualification is subject to confirmation of your entitlement.

        REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by DTI prior to the close of regular trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on a day the New York Stock Exchange is open for regular business, the redemption request will be effective on that day. If a redemption request is received by DTI after the close of regular trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

        In addition, DSC or its designee will accept orders from Selected Dealers with which DSC has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

        REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

        WIRE REDEMPTION PRIVILEGE.. By using this privilege for Class A, B, C, R or T shares, you authorize DTI to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by DTI to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by DTI of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

        To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to DTI. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

        TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares -- TeleTransfer Privilege."

        SIGNATURES. (For Class A, B, C, R and T shares; signature requirements for Class F shares are described in the Class F Prospectus.) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. DTI has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. DTI may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call one of the telephone numbers listed on the cover.

        REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        REDEMPTION PAYMENTS; SUSPENSION OF REDEMPTIONS. Proceeds of redemptions normally will be forwarded within three business days after receipt by DTI of the request for redemption in good order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) However, if you have purchased Class A, B, C, R or T shares by check, by TeleTransfer privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to DTI, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the TeleTransfer Privilege for a period of up to eight business days after receipt by DTI of the purchase check, the TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until DTI has received your Account Application. Similar restrictions for redemptions of Class F shares are described in the Class F Prospectus.

        In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays or weekends), (2) when trading in the markets the relevant fund ordinarily utilizes is restricted, (3) for such other periods as the SEC by order may permit, or (4) an emergency exists as defined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

        TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

        FUND EXCHANGES FOR CLASSES A, B, C, R AND T. You may purchase, in exchange for shares of Classes A, B, C, R and T of any Equity Fund, shares of the same Class of any other Equity Fund or Dreyfus Premier fund. Shares of each Class of an Equity Fund also may be exchanged for shares of certain other funds managed or administered by Dreyfus and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased

               Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        E. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held
               since  the  date  the  shares  being   exchanged  were  initially
               purchased.

        To accomplish an exchange under Item D above, you or your Agent must notify DTI of your prior ownership of Fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

        You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into the other Funds or certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

        To request an exchange of Class A, B, C, R or T shares, you or your Agent acting on your behalf must give exchange instructions to DTI in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this Privilege, you authorize DTI to act on online and telephonic instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Agent, and reasonably believed by DTI to be genuine. Exchanges may be subject to limitations as to amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

        To establish a personal retirement plan by exchange, shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.

        DREYFUS AUTO-EXCHANGE PRIVILEGE. The Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having certain identical identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        DREYFUS AUTOMATIC ASSET BUILDER(R). Dreyfus Automatic Asset Builder permits you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

        DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

        DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Class A, B, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, your must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

        DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, B, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

        Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

        AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or DTI.

        No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

        Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

        LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

        DTI will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, DTI, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund, as applicable, held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or a Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

        CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Class A, B, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from DSC forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        You should read the Prototype Retirement Plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

        CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.



--------------------------------------------------------------------------------
                COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES
--------------------------------------------------------------------------------


        The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year (or, in the case of Class F, during any 12-month period) or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

        During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT

        Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to an Amended and Restated Fund Accounting and Administrative Services Agreement that was initially approved on August 13, 1999 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending May 31, 2000. The Agreement was renewed on May 17, 2002 by the Board, including all of the Independent Directors, for the period ending May 31, 2003. At that meeting the Board determined to move its annual contract renewal meeting to the August meeting each year. Accordingly, the Agreement was again renewed on August 2, 2002 by the Board, including all of the Independent Directors, for the period ending August 31, 2003. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

        Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agent, custodian, and manager and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the custodian, transfer agent, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. Each of the domestic Funds (the Balanced, Discovery, Government Securities, Growth, Growth and Income, Mid-Cap Growth and Money Market Funds) pays a fee for this service which is computed at an annual rate of:
     o    0.06% of the daily net assets of the Fund from $0 to $500 million;
     o 0.04% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

        Each of the international Funds (the International Equity and Passport Funds) pays a fee for this service which is computed at an annual rate of:
     o    0.10% of the daily net assets of the Fund from $0 to $500 million;
     o 0.065% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

        The Worldwide Growth Fund pays a fee for this service which is computed by applying the foregoing fee for domestic Funds to the Fund's domestic assets and the foregoing fee for international Funds to the Fund's foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

        Founders has agreed to waive any fees for this service payable by the Government Securities and Money Market Funds to the extent they exceed each such Fund's respective share (based on the relative net assets of all Funds) of a fee computed at an annual rate of 0.06% of the daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the daily net assets of all Funds, taken as a whole, in excess of $500 million.

        In addition, after applying the foregoing waivers and any other expense limitations or fee waivers that reduce the fees paid to Founders for this service, Founders has agreed to waive any remaining fees for this service to the extent that they exceed Founders' costs in providing this service.

        The Funds also reimburse Founders for the out-of-pocket expenses incurred by it in performing this service for the Funds.

        During the fiscal years ended December 31, 2002, 2001 and 2000, the Company paid Fund accounting and administrative services fees of $1,044,657, $916,095, and $1,881,943 respectively.

SHAREHOLDER SERVICES AGREEMENT

        Pursuant to a Shareholder Services Agreement, DSC performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related services for the Class F shareholders of the Funds. The Agreement was approved on November 15, 2002 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or Founders for an initial term beginning May 1, 2003 and ending August 31, 2004. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to DSC or by DSC upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to DSC a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by DSC pursuant to the Agreement, but also for services rendered and facilities furnished by DTI in performing transfer agent services for Class F shareholders. In addition to the per account fee, DSC and DTI are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.
        Prior to May 1, 2003, the Funds had a shareholder services agreement with Founders for the servicing of Class F shares. The Funds paid Founders a prorated monthly fee for such services equal on an annual basis to $26 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provided for the payment not only for services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Trust Company (the former transfer agent for the Class F shares) and DST
Systems, Inc. ("DST") in performing transfer agent services for Class F shareholders and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, ITC, and DST were reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2002, 2001, and 2000, the Company paid shareholder servicing fees to Founders of $2,580,733, $3,028,709, and $2,951,970 respectively.

--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

        It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

        Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

        Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

        The types of research services and products provided by brokerage firms to Founders include, without limitation:

     o research reports about issuers, industries, securities, economic factors and trends
     o    earnings information and estimates
     o    reports of issuer regulatory filings

     o    performance measurement systems
     o    stock quote systems
     o    trading systems
     o    trading measurement services
     o    data feeds from stock exchanges
     o    third party publications
     o    computer and electronic access equipment
     o    software programs

        These  services  and  products  permit  Founders to  supplement  its own

research  and  analysis  activities,   and  provide  it  with  information  from
individuals and research staffs of many securities firms.

        Some of the research products or services received by Founders may have both a research function and a non-research administrative function (a "mixed use"). If Founders determines that any research product or service has a mixed use, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Founders in hard dollars. Any such allocation may create a conflict of interest for Founders.

        Certain accounts of affiliated entities in the Mellon organization are managed by Founders employees acting in a "dual employee" capacity. Founders effects trades for accounts managed by these dual employees. Because those clients may benefit from the research products and services Founders receives from brokers, commissions generated by those clients may be used to help pay for research products and services.

        Founders generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders to compensate the selected brokerage firm for research provided. Founders endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research Founders believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

        Founders may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokerage firms effecting securities transactions for a Fund or client may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

        As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 2002 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a substantial portion of each Fund's brokerage business will be placed with firms that provide such services.

        Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions.

        A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.


        The International Equity Fund and the foreign portion of the Worldwide Growth Fund are managed by dual employees of Founders and an affiliated entity in the Mellon organization. These Funds use the facilities, and are subject to the internal policies and procedures, of the affiliated entity. While the policies and procedures of the affiliated entity are different than those of Founders, they are based on the same principles, and are substantially similar. These Funds may benefit from the research products and services the affiliated entity receives from brokers. Similarly, other accounts managed by the dual employees may benefit from research products and services received by them as a result of their being dual employees of Founders.


        DSC has been authorized by the directors of the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder servicing programs. These fees are computed based on the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of its customers. The directors of the 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific 12b-1 Fund may be credited against the fee charged to that Fund, on a basis that has resulted from negotiations between Founders and the entity. Any 12b-1 fees that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse DSC for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

        In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities that establish omnibus investor accounts in the Class F shares of the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by DSC or DTI . In such instances, the Fund is authorized to pay, or reimburse DSC for paying, the entity a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis that will have been negotiated between the broker-dealer and Founders. In such instances, any such credits will be applied to the shareholder servicing fee payable by the applicable Fund. Thus, the Fund will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the shareholder servicing fee paid by a Fund to DSC with respect to participants in omnibus Class F share accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, DSC may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.

        Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.

        The following table lists the total amount of brokerage commissions paid on agency transactions and lists the imputed commissions on principal transactions (including commissions on initial and secondary offerings) paid by the Funds for the fiscal years ended 2002, 2001, and 2000, respectively (none of which was paid to DSC):

                           Brokerage Commissions on Agency        Imputed Commissions on Principal
                                     Transactions                           Transactions
                          -----------------------------------    -----------------------------------
        Fund                 2002       2001        2000            2002        2001        2000
----------------------    ----------- ---------- ------------    ----------- ----------- -----------
Balanced                    $729,744  $1,198,475  $1,184,776       $158,988    $948,394    $876,739

Discovery                 $4,066,205  $1,235,658  $1,105,183     $2,751,668  $5,764,922  $8,277,663

Government Securities            N/A        N/A          N/A         $3,996      $9,867      $3,726

Growth                    $2,521,796  $3,563,169  $5,491,557       $110,732  $2,605,575  $4,490,318

                           Brokerage Commissions on Agency        Imputed Commissions on Principal
                                     Transactions                           Transactions
                          -----------------------------------    -----------------------------------
        Fund                 2002       2001        2000            2002        2001        2000
----------------------    ----------- ---------- ------------    ----------- ----------- -----------
Growth and Income           $914,383  $1,366,902  $1,010,207        $43,421    $591,114    $557,178

International Equity        $496,870   $430,696     $334,138        $13,469     $48,082     $85,693

Mid-Cap Growth              $734,129   $391,140     $308,037        $68,651  $1,142,508  $2,011,601

Money Market                     N/A        N/A          N/A            N/A         N/A         N/A

Passport                  $3,834,878  $7,876,614 $11,150,877        $37,250    $460,959  $1,208,825

Worldwide Growth            $808,207   $976,350   $1,637,270        $21,607    $196,056    $506,078


        The differences in the amounts of brokerage commissions paid by the Funds during 2002 as compared to prior years are primarily attributable to increased market volatility, increased cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

        The aggregate amount of transactions during the fiscal year ended December 31, 2002 in securities effected through a broker for research services, and the commissions and concessions related to such transactions, were as follows:

                                     Commissions and
                 Fund                  Concessions           Transactions Amount
        -----------------------    --------------------    ---------------------
        Balanced                            $713,897               $461,903,461
        Discovery                         $4,067,984             $1,772,973,249
        Growth                            $2,369,913             $1,573,788,940
        Growth and Income                   $852,978               $584,305,087
        International Equity                $398,343               $153,635,705
        Mid-Cap Growth                      $662,289               $382,472,972
        Passport                          $2,234,843               $552,744,684
        Worldwide Growth                    $647,737               $313,542,786

        During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

        During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:

           Fund                             Broker                      Value*
----------------------------   ---------------------------------   -------------
Balanced                       Goldman Sachs                          $1,137,270
                               Merrill Lynch & Co.                           N/A
                               Morgan Stanley Dean Witter             $1,524,944
                               Prudential Securities                         N/A

Discovery                      Morgan Stanley Dean Witter                    N/A
                               Merrill Lynch & Co.                           N/A

Government Securities          Merrill Lynch & Co.                           N/A

Growth                         Goldman Sachs                          $4,777,215
                               J.P. Morgan Chase                             N/A
                               Merrill Lynch & Co.                           N/A
                               Morgan Stanley Dean Witter             $6,408,158
                               Prudential Securities                         N/A

Growth and Income              Goldman Sachs                          $1,908,503
                               J.P. Morgan Chase                             N/A
                               Merrill Lynch & Co                            N/A
                               Morgan Stanley Dean Witter                    N/A
                               Prudential Securities                  $7,999,511

International Equity           BNP Paribas                              $581,635
                               Merrill Lynch & Co.                           N/A

Mid-Cap Growth                 Prudential Securities                         N/A
                               Merrill Lynch & Co.                           N/A

Money Market                   Prudential Securities                         N/A
                               Morgan Stanley Dean Witter             $2,899,448

Passport                       Merrill Lynch & Co.                           N/A

Worldwide Growth               BNP Paribas                              $575,523
                               Goldman Sachs                            $549,908
                               J.P. Morgan Chase                              NA
                               Morgan Stanley Dean Witter                    N/A
                               Merrill Lynch & Co.                           N/A

* value as of 12/31/02, if applicable.

--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

        The Company's capital stock, par value $0.01 per share, is divided into ten series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Government Securities Fund, Dreyfus Founders Growth Fund, Dreyfus Founders Growth and Income Fund, Dreyfus Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Money Market Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series other than the Government Securities and Money Market Funds is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. All shares of the Government Securities and Money Market Funds have been designated as Class F shares. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

        The following table sets forth as of February 4, 2003, the share ownership of those shareholders who owned of record 5% or more of any class of a Fund's issued and outstanding common stock:

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
AG Edwards & Sons, Inc.                Passport - Class C                 5.45%
FBO Alice Rose Sayre
One North Jefferson
St. Louis, MO 63103-2287

-------------------------------------- ---------------------------------- ------
AG Edwards & Sons Inc. Cust            Passport - Class T                 15.47%
FBO Ardith Burrows
1118 Pinecrest Ave
Escondido, CA 92025-3855

-------------------------------------- ---------------------------------- ------
AG Edwards & Sons Inc. Cust            International Equity - Class T     20.07%
Rita May Rabe
111 Lark St
New Orleans, LA 70124-4522

-------------------------------------- ---------------------------------- ------
American Express Trust Company         Balanced - Class F                 6.23%
FBO American Express Trust
Retirement Service Plans
50534 AXP Financial Ctr.
Minneapolis, MN  55474-0505

-------------------------------------- ---------------------------------- ------
Anne O Cropp & Joan Herald TTEES       International Equity - Class C     6.01%
Lowell S Cropp Living Trust
15 162nd Pl
Calument City, IL 60409-6033

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
Bost & Co                              Passport - Class R                 95.60%
PO Box 534005
Pittsburgh PA  15253-4005

-------------------------------------- ---------------------------------- ------
Boston Safe Deposit & Trust Co TT      Discovery - Class R                88.83%
As Agent - Omnibus Account
Dreyfus Retirement Services            Growth - Class R                   95.48%
135 Santilli HWY
Everett, MA  02149-1906                International Equity - Class R     77.79%

                                       Worldwide Growth - Class R         99.87%

-------------------------------------- ---------------------------------- ------
Carn & Co.                             Mid-Cap Growth - Class A           15.87%
FBO Herd Enterprises
PO Box 96211
Washington DC  20090-6211

-------------------------------------- ---------------------------------- ------
Charles Schwab & Co., Inc.             Balanced - Class F                 21.79%
Special Custody Account for the
Exclusive Benefit of Customers         Discovery - Class F                22.96%
101 Montgomery Street
San Francisco, CA  94104-4122          Government Securities - Class F    6.72%

                                       Growth - Class F                   18.23%

                                       Growth and Income - Class F        5.31%

                                       International Equity - Class F     22.52%

                                       Mid-Cap Growth - Class F           15.69%

                                       Passport - Class F                 36.15%

                                       Worldwide Growth - Class F         33.03%

-------------------------------------- ---------------------------------- ------
Cigna Retirement & Investment Services Balanced - Class F                 11.05%
280 Trumbull Street
Hartford, CT  06103-3509               Growth - Class F                   6.03%

-------------------------------------- ---------------------------------- ------
Circle Trust Co Cust                   Growth and Income - Class T        30.31%
Secondary Resources
Metro Center
1 Station Pl
Stamford CT  06902-6800

-------------------------------------- ---------------------------------- ------
Dain Rauscher Custodian                International Equity - Class T     14.16%
Virginia S. Wootton
Individual Retirement Account
2632 Lago Vista Loop
Irving, TX 75062-5142

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
Deirdre B Stokes TTEE                  Passport - Class T                 10.49%
Stokes Charitable Trust
Villa Encinitas North
480 So. El Camino Rm #115
Encinitas CA  92024

-------------------------------------- ---------------------------------- ------
Dreyfus Trust Company                  Balanced - Class B                 8.45%
FBO Michael V Gorfunkel
676 Raintree Cir
Coppell TX  75019-5443

-------------------------------------- ---------------------------------- ------
Dreyfus Trust Company                  Worldwide Growth - Class T         6.42%
FBO Jean Hawley Culbertson
1116 Washington St
Glenview IL  60025-2862

-------------------------------------- ---------------------------------- ------
Dreyfus Trust Company Cust             Passport - Class T                 5.34%
FBO Janet S Micotto
Under IRA Plan
519 Lee Ave
Webster Grove, MO 63119-1534

-------------------------------------- ---------------------------------- ------
Dreyfus Trust Company Custodian        Worldwide Growth - Class C         6.16%
Barbara T Lewy
30 Regent Dr
Lido Beach, NY 11561-4923

-------------------------------------- ---------------------------------- ------
Emmett A Larkin Company                Growth - Class T                   23.37%
100 Bush St, Suite 1000
San Francisco CA  94104

-------------------------------------- ---------------------------------- ------
Eugene H. Vaughan, Jr.                 Money Market - Class F             6.50%
600 Travis Street Suite 6300
Houston, TX  77002-3007

-------------------------------------- ---------------------------------- ------
Fidelity Investments                   Balanced - Class F                 11.91%
Operations Co (FIIOC) As Agent For
Certain Employee Benefit Plans         Discovery - Class A                10.05%
100 Magellan Way #KW1C
Covington, KY  41015-1999              Discovery - Class F                17.86%

                                       Growth - Class F                   15.21%

                                       Growth and Income - Class R        97.99%

                                       Mid-Cap Growth - Class R           91.87%

                                       Worldwide Growth - Class F         6.58%

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Balanced - Class C                 8.71%
Vince Crimmins Jr. & Stephanie L.
Crimmins JTWROS
11825 Cartwright Trail
Ponder, TX  76259-6158

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Discovery - Class T                11.74%
Donald E Storm
FCC as Custodian
4408 S Joplin Way
Aurora, CO 80015-4428

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Discovery - Class B                7.01%
Zoe Foglietta Cust for Jeremy
Foglietta
2109 Darby Creek Rd
Havertown, PA 19083-1704

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Growth - Class T                   35.13%
William T Bishop P/ADM
William Thomas Homes Inc.
PO Box 16155
Rocky River OH  44116-0155

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             International Equity - Class B     11.23%
Gregory K Messmann and
Marianne W Messmann
9032 Tillman Rd
Fort Wayne, IN 46816-9534

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Growth and Income - Class B        18.03%
Tobin Kuehl
FCC as Custodian
2910 Laurel Fork Dr
Kingwood, TX 77339-1377

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             International Equity - Class T     13.84%
Gloria J Crockett
FCC as Custodian
803 FM 3297
Whitewright, TX 75491-7845

-------------------------------------- ---------------------------------- ------
First Clearing Corporation             Passport - Class T                 8.28%
Elizabeth Patricia Daly White
PO Box 41
East Templeton, MA 01438-0041

-------------------------------------- ---------------------------------- ------
First Union National Bank              Discovery - Class T                63.00%
Various Retirement Plans
1525 W WT Harris BLVD
Charlotte NC  28262-8522

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
Fiserv Securities Inc                  Balanced - Class A                 81.73%
One Commerce Square
2005 Market Street Suite 1200          Balanced - Class C                 5.06%
Philadelphia PA  19103-7008
                                       Discovery - Class B                12.70%

                                       Growth - Class A                   29.07%

                                       Growth - Class B                   14.53%

                                       Growth - Class C                   31.31%

                                       International Equity - Class B     15.94%

                                       Mid-Cap Growth - Class A           11.39%

                                       Mid-Cap Growth - Class B           11.15%

                                       Mid-Cap Growth - Class C           14.88%

                                       Passport - Class B                 8.37%

                                       Worldwide Growth - Class A         14.74%

                                       Worldwide Growth - Class B         20.24%

-------------------------------------- ---------------------------------- ------
H& R Block Financial Advisors Inc. FBO Growth and Income - Class C        16.05%
719 Griswold St. Suite 1700
Detroit MI  48226

-------------------------------------- ---------------------------------- ------
JP Morgan Chase Bank                   Discovery - Class A                48.06%
FBO The Super Saver Employee Plan
PO Box 419784
Kansas City, MO 64141-6784

-------------------------------------- ---------------------------------- ------
LPL Financial Services                 Balanced - Class B                 5.74%
9785 Towne Centre Drive
San Diego CA  92121-1968               Growth and Income - Class B        12.11%

                                       Growth and Income - Class C        21.26%

                                       Mid-Cap Growth - Class B           7.28%

                                       Passport - Class T                 7.21%

-------------------------------------- ---------------------------------- ------
Mac & CO                               International Equity - Class R     21.26%
PO Box 534005
Pittsburgh, PA 15253-4005

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
MBCIC                                  Balanced - Class R                 5.76%
Attn Michael Botsford
4001 Kennett Pike Suite 218            Balanced - Class T                 5.11%
Two Greenville Crossing
Greenville, DE  19807-2029

-------------------------------------- ---------------------------------- ------
MLPF&S For the Sole Benefit            Balanced - Class A                 11.61%
Of its Customers
4800 Deer Lake Dr E Fl 3               Discovery - Class A                9.64%
Jacksonville FL  32246-6484
                                       Discovery - Class B                12.27%

                                       Discovery - Class C                29.47%

                                       Growth - Class A                   5.68%

                                       Growth - Class B                   6.61%

                                       Growth - Class C                   18.96%

                                       Growth and Income - Class A        7.03%

                                       Growth and Income - Class B        10.14%

                                       Growth and Income - Class C        8.79%

                                       International Equity - Class B     9.06%

                                       International Equity - Class C     30.10%

                                       Mid-Cap Growth - Class B           10.73%

                                       Mid-Cap Growth - Class C           30.23%

                                       Passport - Class A                 28.62%

                                       Passport - Class B                 17.70%

                                       Passport - Class C                 19.97%

                                       Worldwide Growth - Class A         35.02%

                                       Worldwide Growth - Class B         6.96%

                                       Worldwide Growth - Class C         12.11%

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Mid-Cap Growth - Class B           9.73%
L John Bernard
9660 Comanche Moon Dr
Reno, NV 89521-5144

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Growth - Class B                   5.63%
Betram Bertolami
Merrill A Bertolami
53 Chelsea Dr
MT Sinai, NY 11766-2709

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Mid-Cap Growth - Class A           7.54%
Jack Birnholz Trust
2221 NE 202nd Street
N. Miami Beach, FL 33180

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Growth and Income - Class C        20.35%
Linnea Conrad
641 5th Ave.
New York, NY  10022-5908

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              International Equity - Class C     10.25%
J Michael Jackson
Nancy C Jackson
16036 Meadow Ln
Stilwell, KS 66085-9285

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Balanced - Class B                 10.91%
Dennis W Redmond
Maryann Redmond
5301 S New England Ave
Chicago, IL 60638-1111

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Worldwide Growth - Class A         5.85%
Shelby K Synski Cust
Phyllis J Moore
5714 S Newcastle Ave
Chicago, IL 60638-3211

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Passport - Class T                 8.64%
Charles J Austin
7575 Frankford Rd #1412                Worldwide Growth - Class T         16.85%
Dallas, TX  75252-6470

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              International Equity - Class T     18.28%
Joan L Exline
63 Serene Hills
Hattiesburg, MS  39402

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Passport - Class B                 5.25%
FBO Wendy S Marcus
4 Rolling Green Lane
Wrapping Falls, NY 12590-6437

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Discovery - Class B                5.69%
FBO Robert C Royer
9029 SE Hawksbill Way
Hobe Sound, FL 3345-3111

-------------------------------------- ---------------------------------- ------
NFSC FEBO                              Balanced - Class B                 6.44%
FBO Steven D Schrager
150 W Eugenie St. Apt 9
Chicago, IL 60614-5841

-------------------------------------- ---------------------------------- ------
National Financial Services Corp.      Growth - Class F                   5.33%
FBO Our Customers Exclusively
P.O. Box 3908                          International Equity - Class F     5.25%
Church Street Station
New York, NY  10008-3908               Mid-Cap Growth - Class F           15.16%

                                       Passport - Class F                 7.37%

                                       Worldwide Growth - Class F         7.54%

-------------------------------------- ---------------------------------- ------
National Investor Services FBO         Growth - Class T                   5.24%
55 Water Street, 32nd Floor
New York, NY 10041-0028                Passport - Class A                 10.31%

                                       Passport - Class B                 11.86%

-------------------------------------- ---------------------------------- ------
Painewebber FBO                        Growth and Income - Class A        5.99%
Timothy A Berti Succttee
FBO Jeannette Berti Trust
3436 Marinatown Ln
N Ft Myers FL  33903-7058

-------------------------------------- ---------------------------------- ------
Painewebber For the Benefit of         Growth - Class T                   6.82%
Texas MFD Housing Assn Inc
8105 Exchange Dr
Austin, TX 78754-5238

-------------------------------------- ---------------------------------- ------
Painewebber for the Benefit of         Mid-Cap Growth - Class T           40.69%
Beverly E Hanson Sole & Sep Prop
5115 Birdwood Rd.
Houston, TX  77096-2601

-------------------------------------- ---------------------------------- ------
Painewebber for the Benefit of         Balanced - Class B                 5.52%
UBS Painewebber CDN FBO
PO Box 3321                            Balanced - Class C                 5.67%
Weehawken NJ  07086-8154
                                       Discovery - Class C                5.64%

                                       Growth - Class C                   7.23%

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
                                       Growth and Income - Class A        10.53%

                                       Growth and Income - Class T        59.11%

                                       International Equity - Class C     8.65%

                                       Mid-Cap Growth - Class B           7.83%

                                       Mid-Cap Growth - Class T           27.61%

                                       Passport - Class C                 12.78%

                                       Passport - Class T                 5.45%

                                       Worldwide Growth - Class A         8.14%

                                       Worldwide Growth - Class C         9.45%

-------------------------------------- ---------------------------------- ------
Pershing LLC                           Balanced - Class C                 39.29%
PO Box 2052
Jersey City, NJ 07303-9998             Balanced - Class R                 94.24%

                                       Balanced - Class T                 19.06%

                                       Discovery - Class B                15.22%

                                       Growth - Class A                   13.18%

                                       Growth - Class B                   16.40%

                                       Growth and Income - Class A        21.22%

                                       Growth and Income - Class B        6.32%

                                       International Equity - Class A     5.76%

                                       International Equity - Class B     9.82%

                                       Mid-Cap Growth - Class A           22.93%

                                       Mid-Cap Growth - Class B           8.48%

                                       Mid-Cap Growth - Class R           7.08%

                                       Passport - Class A                 10.45%

                                       Passport - Class B                 14.54%

                                       Worldwide Growth - Class A         13.20%

                                       Worldwide Growth - Class B         19.94%

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------

                                       Worldwide Growth - Class C         22.75%

                                       Worldwide Growth - Class T         20.41%

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            Balanced - Class T                 75.83%
FBO Stephen A Sperber
Number 128
1285 Baring Blvd
Sparks NV  89434-8673

-------------------------------------- ---------------------------------- ------
Prudential Securities Inc. FBO         Mid-Cap Growth - Class C           5.25%
Mrs. Elaine Shelnutt Gallmna
1020 Troublesome Creek Lane
Greensboro, GA 30642-5238

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            Growth and Income - Class B        7.17%
FBO Frederique Hartog TTEE
Of The F I Hartog Trust
240 Locust Rd
Winnetka, IL  60093-3609

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            Worldwide Growth - Class T         13.13%
FBO Adele Maxwell
William R. Maxwell
12625 Winfree St.
Chester, VA  23831-5031

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            Worldwide Growth - Class C         11.68%
FBO Mr. Jake Leegwater
Mrs. Janice G Leegwater Co-TTEES
Peregrin Med Review Of Calif Defined
Benefit Pension Plan
Walnut Creek, CA  94598

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            Growth - Class C                   5.43%
FBO Mrs. Kristin Bowers
1285 Weber St
Alameda, CA 94501-3941

-------------------------------------- ---------------------------------- ------
Prudential Securities, Inc.            International Equity - Class C     9.54%
FBO Mr. Joseph J Ward
14961 Waco St NW
Ramsey, MN 55303-5140

-------------------------------------- ---------------------------------- ------
Prudential Securities Inc.             Growth and Income - Class A        25.56%
FBO Edward Brenner
29 Shadow Creek Ct
Jackson, NJ 08527-4043

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
Raymond James & Assoc. Inc.            Growth and Income - Class A        5.46%
FBO Sampson
880 Carillon Pkwy
St. Petersburg, FL 33716-100

-------------------------------------- ---------------------------------- ------
Salomon Smith Barney, Inc.             Balanced - Class B                 11.19%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483               Discovery - Class C                20.49%

                                       Growth - Class C                   10.98%

                                       Growth and Income - Class A        9.95%

                                       Mid-Cap Growth - Class C           32.28%

                                       Passport - Class B                 5.21%

                                       Passport - Class C                 9.39%

-------------------------------------- ---------------------------------- ------
Scott & Stringfellow, Inc.             Worldwide Growth - Class T         42.35%
909 East Main Street
Richmond, VA 23219-3002

-------------------------------------- ---------------------------------- ------
Sharon G Posluszny                     Growth and Income - Class B        5.46%
1200 S Cynthia St
Mcallen, TX 78501-1148

-------------------------------------- ---------------------------------- ------
Southwest Securities FOB               Growth and Income - Class T        9.12%
PO Box 509002
Dallas, TX 75250-9002

-------------------------------------- ---------------------------------- ------
State Street Bank & Trust Co Cust      International Equity - Class F     5.31%
FBO Various Retirement Plans (LPB)
801 Pennsylvania Ave
Kansas City, MO 64105-1307

-------------------------------------- ---------------------------------- ------
Suntrust Bank Cust                     Passport - Class F                 6.11%
FBO International Investment
Portfolio Limited Partnership
PO Box 105870 Center 3144
Atlanta, GA 30348-5870

-------------------------------------- ---------------------------------- ------
The Manufactures Life Ins CO (USA)     Passport - Class F                 6.44%
PO Box 600
Buffalo, NY 14201-0600

-------------------------------------- ---------------------------------- ------
U S Clearing Corp                      Mid-Cap Growth - Class T           12.88%
26 Broadway
New York NY  10004-1703

-------------------------------------- ---------------------------------- ------

-------------------------------------- ---------------------------------- ------
           NAME AND ADDRESS                                               AMOUNT
         OF RECORD OWNER (1)                         FUND                  OWNED
-------------------------------------- ---------------------------------- ------
VALIC Trust Company Cust               Discovery - Class F                5.68%
2929 Allen Pkwy #L3-00
Houston, TX 77019-7100

-------------------------------------- ---------------------------------- ------
Wells Fargo Investments LLC            Balanced - Class B                 5.66%
420 Montgomery St
San Francisco CA  94104-1298           International Equity - Class T     21.24%

-------------------------------------- ---------------------------------- ------
Wells Fargo Investments LLC            Balanced - Class C                 6.40%
608 Second Ave. South 8th Fl
Minneapolis, MN 55402-1916             International Equity - Class B     5.07%

                                       Mid-Cap - Class A                  10.90%

                                       Mid-Cap - Class B                  5.81%

                                       Worldwide Growth - Class C         7.69%

-------------------------------------- ---------------------------------- ------

(1) Except as set forth in the table above, the Company does not know of any person who, as of February 4, 2003, owned beneficially 5% or more of the shares of any class of any Fund.


        Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

        Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

        The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS EXCEPT MONEY MARKET FUND. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.


DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. The Company's Board of Directors has authorized Founders to value NASDAQ-traded securities at their official closing prices.


FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted official closing price available before the time when the Fund's assets are valued. In the event that a foreign exchange does not provide an official closing price, or if the foreign market has not yet closed as of the valuation time on a particular day, foreign securities shall be valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. If a pricing service is not able to provide a price for a debt security, the value shall be determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest asked quotations obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the asked quotations provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities generally are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, shall be valued at fair market value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors.

PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

        In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

        When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

        Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.

        Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

        Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        A  portion  of  a  Fund's   dividends  may  qualify  for  the  corporate
dividends-received deduction; however, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

        All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

        While the Funds intend to make distributions at the times set forth in the Prospectuses, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

        Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

        Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

        The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

        Requirements related to the Funds' status as regulated investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

        The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

        Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition  of  debt  securities  denominated  in a  foreign  currency  and  on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

        A Fund may be required to withhold federal income tax at the rate of 30% in 2003 (29% in 2004 and 2005 and 28% in 2006 - 2010) of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

        Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S.

possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

        Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying DTI in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the applicable Prospectus. Tax information will be provided annually.

        Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

        DSC may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by DSC will be computed using the single-category average cost method, although neither DSC nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

        The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.



                        YIELD AND PERFORMANCE INFORMATION


        The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(1 + a-b)^6 - 1]
                       ---
                       cd

where          a =  dividends and interest earned during the period,

               b =  expenses accrued for the period (net of  reimbursements),

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per share on the last day of the period.

        The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 2002 were 0.61% and 2.73%, respectively.

        For the seven day period  ended  December  31,  2002,  the Money  Market
Fund's yield was 0.67% and its effective yield was 0.67%. The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1

        Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and may also be expressed for other periods. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

        Aggregate total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A or Class
T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

        Prior to December 31, 1999, the Company offered a single Class of shares of each Fund without a separate designation. This Class was redesignated as Class F shares on December 31, 1999. The following were the aggregate total returns since inception and average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended December 31, 2002, including average annual returns after taxes on distributions, and after taxes on distributions and redemptions:

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
BALANCED FUND
Class A returns            -33.96%            -37.76%            -22.58%         N/A             -14.62%*
before taxes
Class A returns            N/A                -38.60%            -22.76%         N/A             -15.01%*
after taxes on
distributions
Class A returns            N/A                -30.54%            -13.86%         N/A             -11.44%*
after taxes on
distributions and
sale of fund shares
Class B returns            -35.35%            -37.25%            -21.48%         N/A             -14.39%*
before taxes
Class B returns            N/A                -37.78%            -21.50%         N/A             -14.63%*
after taxes on
distributions
Class B returns            N/A                -29.99%            -13.19%         N/A             -11.21%*
after taxes on
distributions and
sale of fund shares
Class C returns            -36.41%            -36.41%            -19.47%         N/A             -14.01%*
before taxes
Class C returns            N/A                -36.85%            -19.47%         N/A             -14.21%*
after taxes on
distributions
Class C returns            N/A                -29.28%            -11.95%         N/A             -10.91%*
after taxes on
distributions and
sale of fund shares
Class F returns            N/A                N/A                -17.46%          -5.80%           4.77%
before taxes a

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class F returns            N/A                N/A                -17.83%          -7.24%           2.23%
after taxes on
distributions
Class F returns            N/A                N/A                -10.71%          -4.84%           2.91%
after taxes on
distributions and
sale of fund shares
Class R returns            -34.05%            -34.05%            -18.34%         N/A             -12.96%*
before taxes
Class R returns            N/A                -34.90%            -18.34%         N/A             -13.33%*
after taxes on
distributions
Class R returns            N/A                -27.56%            -11.26%         N/A             -10.19%*
after taxes on
distributions and
sale of fund shares
Class T returns            -32.63%            -35.64%            -19.53%         N/A             -13.66%*
before taxes
Class T returns            N/A                -36.27%            -19.53%         N/A             -13.95%*
after taxes on
distributions
Class T returns            N/A                -28.76%            -11.99%         N/A             -10.69%*
after taxes on
distributions and
sale of fund shares
DISCOVERY FUND
Class A returns            -49.43%            -52.34%            -36.87%         N/A             -21.89%*
before taxes
Class A returns            N/A                -53.38%            -36.87%         N/A             -22.46%*
after taxes on
distributions
Class A returns            N/A                -41.82%            -22.64%         N/A             -16.52%*
after taxes on
distributions and
sale of fund shares
Class B returns            -50.70%            -52.06%            -36.30%         N/A             -21.74%*
before taxes

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class B returns            N/A                -53.16%            -36.30%         N/A             -22.34%*
after taxes on
distributions
Class B returns            N/A                -41.58%            -22.29%         N/A             -16.40%*
after taxes on
distributions and
sale of fund shares
Class C returns            -50.70%            -50.70%            -34.35%         N/A             -21.00%*
before taxes
Class C returns            N/A                -51.79%            -34.35%         N/A             -21.59%*
after taxes on
distributions
Class C returns            N/A                -40.49%            -21.09%         N/A             -15.89%*
after taxes on
distributions and
sale of fund shares
Class F returns            332.43 b           N/A                -33.08%           2.32%           7.40%
before taxes
Class F returns            N/A                N/A                -33.08%           0.50%           5.11%
after taxes on
distributions
Class F returns            N/A                N/A                -20.31%           1.76%           5.53%
after taxes on
distributions and
sale of fund shares
Class R returns            -49.07%            -49.07%            -32.86%         N/A             -20.14%*
before taxes
Class R returns            N/A                -50.19%            -32.86%         N/A             -20.73%*
after taxes on
distributions
Class R returns            N/A                -39.21%            -20.17%         N/A             -15.29%*
after taxes on
distributions and
sale of fund shares
Class T returns            -50.22%            -52.46%            -36.46%         N/A             -21.95%*
before taxes
Class T returns            N/A                -53.51%            -36.46%         N/A             -22.53%*
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class T returns            N/A                -41.90%            -22.38%         N/A             -16.56%*
after taxes on
distributions and
sale of fund shares
GOVERNMENT
SECURITIES
Class F returns            152.44% c          N/A                 10.86%           6.61%           5.50%
before taxes
Class F returns            N/A                N/A                  9.20%           4.72%           3.33%
after taxes on
distributions
Class F returns            N/A                N/A                  6.61%           4.35%           3.29%
after taxes on
distributions and
sale of fund shares
GROWTH
Class A returns            -61.32%            -63.55%            -33.21%         N/A             -28.56%*
before taxes
Class A returns            N/A                -65.29%            -33.21%         N/A             -29.72%*
after taxes on
distributions
Class A returns            N/A                -50.20%            -20.39%         N/A             -20.74%*
after taxes on
distributions and
sale of fund shares
Class B returns            -62.10%            -63.01%            -32.49%         N/A             -28.22%*
before taxes
Class B returns            N/A                -64.83%            -32.49%         N/A             -29.42%*
after taxes on
distributions
Class B returns            N/A                -49.71%            -19.95%         N/A             -20.48%*
after taxes on
distributions and
sale of fund shares
Class C returns            -62.15%            -62.15%            -30.34%         N/A             -27.66%*
before taxes
Class C returns            N/A                -63.97%            -30.34%         N/A             -28.84%*
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class C returns            N/A                -49.02%            -18.63%         N/A             -20.11%*
after taxes on
distributions and
sale of fund shares
Class F returns            N/A                N/A                -28.96%          -7.57%           5.81%
before taxes d
Class F returns            N/A                N/A                -28.96%          -9.50%           3.15%
after taxes on
distributions
Class F returns            N/A                N/A                -17.78%          -5.13%           4.70%
after taxes on
distributions and
sale of fund shares
Class R returns            -61.13%            -61.13%            -29.04%         N/A             -27.02%*
before taxes
Class R returns            N/A                -62.98%            -29.05%         N/A             -28.20%*
after taxes on
distributions
Class R returns            N/A                -48.23%            -17.83%         N/A             -19.71%*
after taxes on
distributions and
sale of fund shares
Class T returns            -62.29%            -63.99%            -33.12%         N/A             -28.86%*
before taxes
Class T returns            N/A                -65.71%            -33.12%         N/A             -30.01%*
after taxes on
distributions
Class T returns            N/A                -50.52%            -20.34%         N/A             -20.90%*
after taxes on
distributions and
sale of fund shares
GROWTH AND INCOME
Class A returns            -51.38%            -54.15%            -30.36%         N/A             -22.89%*
before taxes
Class A returns            N/A                -54.80%            -30.36%         N/A             -23.25%*
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class A returns            N/A                -42.98%            -18.64%         N/A             -17.08%*
after taxes on
distributions and
sale of fund shares
Class B returns            -51.90%            -53.24%            -29.20%         N/A             -22.38%*
before taxes
Class B returns            N/A                -53.92%            -29.20%         N/A             -22.76%*
after taxes on
distributions
Class B returns            N/A                -42.23%            -17.93%         N/A             -16.71%*
after taxes on
distributions and
sale of fund shares
Class C returns            -52.75%            -52.75%            -27.33%         N/A             -22.11%*
before taxes
Class C returns            N/A                -53.42%            -27.33%         N/A             -22.48%*
after taxes on
distributions
Class C returns            N/A                -41.83%            -16.78%         N/A             -16.52%*
after taxes on
distributions and
sale of fund shares
Class F returns            N/A                N/A                -25.33%          -7.67%           4.00%
before taxes e
Class F returns            N/A                N/A                -25.35%          -9.04%           0.48%
after taxes on
distributions
Class F returns            N/A                N/A                -15.55%          -5.76%           2.25%
after taxes on
distributions and
sale of fund shares
Class R returns            -50.96%            -50.96%            -26.79%         N/A             -21.14%*
before taxes
Class R returns            N/A                -51.65%            -26.79%         N/A             -21.51%*
after taxes on
distributions
Class R returns            N/A                -40.41%            -16.45%         N/A             -15.85%*
after taxes on
distributions and
sale of fund shares

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class T returns            -52.05%            -54.22%            -29.67%         N/A             -22.93%*
before taxes
Class T returns            N/A                -54.87%            -29.67%         N/A             -23.29%*
after taxes on
distributions
Class T returns            N/A                -43.02%            -18.22%         N/A             -17.10%*
after taxes on
distributions and
sale of fund shares
INTERNATIONAL
EQUITY
Class A returns            -58.84%            -61.20%            -32.30%         N/A             -27.07%*
before taxes
Class A returns            N/A                -62.68%            -32.35%         N/A             -28.00%*
after taxes on
distributions
Class A returns            N/A                -48.90%            -19.84%         N/A             -20.05%*
after taxes on
distributions and
sale of fund shares
Class B returns            -59.79%            -60.85%            -31.62%         N/A             -26.85%*
before taxes
Class B returns            N/A                -62.37%            -31.62%         N/A             -27.80%*
after taxes on
distributions
Class B returns            N/A                -48.58%            -19.42%         N/A             -19.89%*
after taxes on
distributions and
sale of fund shares
Class C returns            -59.84%            -59.84%            -29.52%         N/A             -26.22%*
before taxes
Class C returns            N/A                -61.36%            -29.52%         N/A             -27.16%*
after taxes on
distributions
Class C returns            N/A                -47.77%            -18.12%         N/A             -19.47%*
after taxes on
distributions and
sale of fund shares
Class F returns              5.16% f          N/A                -28.30%          -5.25%           0.72% f
before taxes

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class F returns             -5.83% f          N/A                -28.34%          -6.55%          -0.86% f
after taxes on
distributions
Class F returns              4.38% f          N/A                -17.38%          -3.86%           0.61% f
after taxes on
distributions and
sale of fund shares
Class R returns            -58.60%            -58.60%            -28.10%         N/A             -25.47%*
before taxes
Class R returns            N/A                -60.20%            -28.21%         N/A             -26.44%*
after taxes on
distributions
Class R returns            N/A                -46.83%            -17.25%         N/A             -18.99%*
after taxes on
distributions and
sale of fund shares
Class T returns            -59.18%            -61.03%            -31.61%         N/A             -26.95%*
before taxes
Class T returns            N/A                -62.49%            -31.61%         N/A             -27.88%*
after taxes on
distributions*
Class T returns            N/A                -48.74%            -19.41%         N/A             -19.97%*
after taxes on
distributions and
sale of fund
shares*
MID-CAP GROWTH FUND
Class A returns            -54.88%.           -57.47%            -29.32%         N/A             -24.80%*
before taxes
Class A returns            N/A                -61.86%            -29.32%         N/A             -27.48%*
after taxes on
distributions
Class A returns            N/A                -46.10%            -18.00%         N/A             -18.62%*
after taxes on
distributions and
sale of fund shares
Class B returns            -55.40%            -56.28%            -28.07%         N/A             -24.10%*
before taxes

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class B returns            N/A                -60.91%            -28.07%         N/A             -26.88%*
after taxes on
distributions
Class B returns            N/A                -45.14%            -17.24%         N/A             -18.14%*
after taxes on
distributions and
sale of fund shares
Class C returns            -56.10%            -56.10%            -26.34%         N/A             -24.00%*
before taxes
Class C returns            N/A                -60.66%            -26.34%         N/A             -26.73%*
after taxes on
distributions
Class C returns            N/A                -44.94%            -16.17%         N/A             -18.04%*
after taxes on
distributions and
sale of fund shares
Class F returns            N/A                N/A                -24.50%          -8.51%           1.79%
before taxes g
Class F returns            N/A                N/A                -24.50%         -11.73%          -2.15%
after taxes on
distributions
Class F returns            N/A                N/A                -15.04%          -6.65%           0.59%
after taxes on
distributions and
sale of fund shares
Class R returns            -54.39%            -54.39%            -25.00%         N/A             -23.02%*
before taxes
Class R returns            N/A                -59.09%            -25.00%         N/A             -25.76%*
after taxes on
distributions
Class R returns            N/A                -43.68%            -15.35%         N/A             -17.42%*
after taxes on
distributions and
sale of fund shares
Class T returns            -56.03%            -58.02%            -29.30%         N/A             -25.12%*
before taxes
Class T returns            N/A                -62.36%            -29.30%         N/A             -27.80%*
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class T returns            N/A                -46.46%            -17.99%         N/A             -18.80%*
after taxes on
distributions and
sale of fund shares
MONEY MARKET FUND
Class F h                  N/A                N/A                  0.98%           3.81%           3.71%
PASSPORT FUND
Class A returns            -59.59%            -61.92%            -20.74%         N/A             -27.52%*
before taxes
Class A returns            N/A                -63.73%            -20.74%         N/A             -28.68%*
after taxes on
distributions
Class A returns            N/A                -50.00%            -12.73%         N/A             -20.63%*
after taxes on
distributions and
sale of fund shares
Class B returns            -60.50%            -61.54%            -20.00%         N/A             -27.28%*
before taxes
Class B returns            N/A               --63.43%            -20.00%         N/A             -28.49%*
after taxes on
distributions
Class B returns            N/A                -49.70%            -12.28%         N/A             -20.47%*
after taxes on
distributions and
sale of fund shares
Class C returns            -60.60%            -60.60%            -17.53%         N/A             -26.69%*
before taxes
Class C returns            N/A                -62.48%            -17.53%         N/A             -27.87%*
after taxes on
distributions
Class C returns            N/A                -48.94%            -10.77%         N/A             -20.07%*
after taxes on
distributions and
sale of fund shares
Class F returns             21.97% i          N/A                -15.93%          -3.17%           2.20% i
before taxes
Class F returns              8.61% i          N/A                -15.93%          -5.15%           0.91% i
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class F returns             19.02% i          N/A                 -9.78%          -2.24%           1.93% i
after taxes on
distributions and
sale of fund shares
Class R returns            -60.95%            -60.95%            -17.68%         N/A             -26.91%*
before taxes
Class R returns            N/A                -62.80%            -17.68%         N/A             -28.08%*
after taxes on
distributions
Class R returns            N/A                -49.19%            -10.85%         N/A             -20.20%*
after taxes on
distributions and
sale of fund shares
Class T returns            -60.92%            -62.68%            -20.90%         N/A             -28.00%*
before taxes
Class T returns            N/A                -64.45%            -20.90%         N/A             -29.16%*
after taxes on
distributions
Class T returns            N/A                -50.56%            -12.84%         N/A             -20.93%*
after taxes on
distributions and
sale of fund shares
WORLDWIDE GROWTH
FUND
Class A returns            -58.78%            -61.15%            -33.01%         N/A             -27.03%*
before taxes
Class A returns            N/A                -63.42%            -33.01%         N/A             -28.48%*
after taxes on
distributions
Class A returns            N/A                -48.69%            -20.27%         N/A             -19.94%*
after taxes on
distributions and
sale of fund shares
Class B returns            -59.67%            -60.64%            -32.33%         N/A             -26.71%*
before taxes
Class B returns            N/A                -63.02%            -32.33%         N/A             -28.22%*
after taxes on
distributions

                                             Aggregate
                          Aggregate         Total Return
                         Total Return          Since                                            Average
                            Since            Inception                                           Annual
                          Inception           Based on                                           Total
                         Based on Net         Maximum                                          Return for
                         Asset Value          Offering          Average         Average       10 Years or
                           (without         Price (with         Annual           Annual         Life of
                         deduction of       deduction of         Total           Total          Fund if
                        maximum sales      maximum sales      Return for       Return for      less than
     Fund               load or CDSC)      load or CDSC)       One Year         5 Years         10 years
--------------------    ---------------    ---------------    ------------    -------------   -------------
Class B returns            N/A                -48.24%            -19.85%         N/A             -19.71%*
after taxes on
distributions and
sale of fund shares
Class C returns            -60.46%            -60.46%            -30.51%         N/A             -26.60%*
before taxes
Class C returns            N/A                -62.79%            -30.51%         N/A             -28.08%*
after taxes on
distributions
Class C returns            N/A                -48.06%            -18.73%         N/A             -19.62%*
after taxes on
distributions and
sale of fund shares
Class F returns             90.04% j          N/A                -28.92%          -7.58%           2.67%
before taxes j
Class F returns            N/A                N/A                -28.92%          -9.83%           0.69%
after taxes on
distributions
Class F returns            N/A                N/A                -17.76%          -5.07%           2.53%
after taxes on
distributions and
sale of fund shares
Class R returns            -58.17%            -58.17%            -28.54%         N/A             -25.21%*
before taxes
Class R returns            N/A                -60.62%            -28.54%         N/A             -26.70%*
after taxes on
distributions
Class R returns            N/A                -46.32%            -17.52%         N/A             -18.73%*
after taxes on
distributions and
sale of fund shares
Class T returns            -60.85%            -62.62%            -34.25%         N/A             -27.96%*
before taxes
Class T returns            N/A                -64.81%            -34.25%         N/A             -29.40%*
after taxes on
distributions
Class T returns            N/A                -49.78%            -21.03%         N/A             -20.51%*
after taxes on
distributions and
sale of fund shares

*  Inception date 12/31/99.
a) Inception date 2/19/63; b) Inception date 12/31/89; c) Inception date 3/1/88;
d) Inception date 1/5/62;  e) Inception date 7/5/38; f) Inception date 12/29/95;
g) Inception date 9/8/61; h) Inception date 6/23/81; i) Inception date 11/16/93;
j) Inception date 12/31/89

        Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, MONEY, MORNINGSTAR, KIPLINGER'S PERSONAL FINANCE, CDA WEISENBERGER, FINANCIAL WORLD, WALL STREET JOURNAL, U.S. NEWS, BARRON'S, USA TODAY, BUSINESS WEEK, INVESTOR'S BUSINESS DAILY, FORTUNE, MUTUAL FUNDS MAGAZINE and FORBES; and (iii) the Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times - Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex.

        Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

        In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

        Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

        American Association of Individual Investors' Journal
        Banxquote
        Barron's
        Business Week
        CDA Investment Technologies
        CNBC
        CNN
        Consumer Digest
        Fabian Investor Resource
        Financial Times
        Financial World
        Forbes
        Fortune
        Ibbotson Associates, Inc.
        Individual Investor
        Institutional Investor
        Investment Company Data, Inc.
        Investor's Business Daily
        Kiplinger's Personal Finance
        Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis Louis Rukeyser's Mutual Funds
        Money
        Morningstar
        Mutual Fund Forecaster
        Mutual Funds Magazine
        No-Load Analyst
        No-Load Fund X
        Personal Investor
        Smart Money
        The New York Times
        The No-Load Fund Investor
        U.S. News and World Report
        United Mutual Fund Selector
        USA Today
        Wall Street Journal
        Weisenberger Investment Companies Service
        Working Woman
        Worth

        From time to time, advertising materials for the Funds may include (i) biographical information relating to their portfolio managers and may refer to, or include commentary by, the portfolio managers relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions, developments or events and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; (iv) discussions of the risk and reward potential of the securities markets and the Funds' comparative performance in the overall securities markets; (v) information concerning the after-tax performance of the Funds, including comparisons to the after-tax and pre-tax performance of other investment vehicles and indexes and comparisons of after-tax and pre-tax performance of the Funds to such other investments; and (vi) a discussion of portfolio management strategy and/or portfolio composition. Materials also may discuss or portray the principles of dollar-cost-averaging.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

        The Company, Founders and DSC each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel subject to the respective codes to invest in securities, including securities that may be purchased or held by the Funds. The provisions of the respective codes are summarized below.

MELLON SECURITIES TRADING POLICY.

        Mellon Financial Corporation ("MFC"), the ultimate parent company of Founders and DSC, has a comprehensive policy concerning personal securities trading to which each of Founders' and DSC's employees is subject. The procedures established by this policy are intended to detect and prevent conflicts of interest and activities prohibited by the federal securities laws. Founders, DSC, their related persons and their other employees may, under certain circumstances and consistent with the requirements of this policy, purchase or sell securities for themselves that Founders also recommends to clients.

        Founders and DSC, as indirect subsidiaries of MFC, are parts of a diversified financial services organization. While certain requirements of the policy are generally applicable to all MFC employees, because responsibilities vary among business areas, the policy imposes different requirements and limitations on employees based on the nature of their business activities. However, the purposes underlying these procedures are the same: preventing an employee from placing his or her interests above those of any client and avoiding even the appearance of impropriety. Portfolio managers and analysts are subject to the most extensive procedures under this policy. The provisions of the policy apply to transactions in an employee's name, as well as to transactions in all other accounts in which the employee has a beneficial interest or which the employee may influence or control. Since Founders serves as investment adviser to the Funds, the principal elements of the policy applicable to Founders' personnel are summarized below. Employees of DSC generally do not have access to information concerning Founders' trading activities for its clients.

        Founders' officers, Board of Managers members and employees who, in the normal course of their job responsibilities, receive material nonpublic information concerning Founders' trading in securities for the accounts of others (collectively, "investment employees"), as well as portfolio managers and analysts, are generally required to obtain prior written authorization for all personal securities transactions from designated pre-clearance officers. Such approval expires by the close of business on the next day. Prior approval is not required for transactions in shares in U.S. government securities, shares of open end investment companies, non-affiliated closed end investment companies, municipal bonds, index securities, and certain other securities which are not deemed to present any potential conflict of interest. Additionally, prior authorization is not required for securities transactions over which an employee has no direct or indirect control over the investment decision making process.

        Pre-clearance officers consult a "restricted list" to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order. This provision does not apply to certain de minimis transactions, as defined in the policy.

        Certain types of trading strategies are discouraged under the policy. For example, portfolio managers, analysts and investment employees are prohibited from engaging in short-term trading, which is defined under the policy as any purchasing and selling, or selling and purchasing, of the same or equivalent securities within a sixty (60) calendar day period. Profits derived from short-term trading must be surrendered. Furthermore, portfolio managers generally are prohibited from buying or selling a security within seven calendar days before or after any of their managed accounts trade in the security. All employees are prohibited from investing in initial public offerings without prior approval, which is granted in only very limited circumstances.

        Portfolio managers, analysts and investment employees are required to report their personal holdings of non-exempt securities, and to have duplicate copies of confirmations and statements for their brokerage accounts sent to Founders' compliance department. Transactions which are not completed through brokerage accounts, such as inheritances, must be reported within 10 days.

        Founders, in conjunction with MFC, also has established an Investment Ethics Committee having authority and oversight responsibility with respect to personal securities trading by investment decision making personnel (generally, portfolio managers and analysts) designated by the Investment Ethics Committee as Access Decision Makers ("ADMs"). The Investment Ethics Committee has established practices that apply to ADMs, in addition to the standards set by the securities trading policy. These practices: (i) prohibit Founders' ADMs from acquiring in a private placement any security of an issuer in which any of

Founders' managed funds or accounts is authorized to invest; (ii) prohibit certain designated ADMs from voluntarily acquiring securities of an issuer with a common equity capitalization of $100 million or less without prior written approval from the Investment Ethics Committee; and (iii) require ADMs to report on a quarterly basis (a) personal holdings and transactions in securities that were also recommended for a transaction or held in a portfolio managed by the ADM during the quarter; (b) private placement holdings; (c) personal holdings in securities of an issuer with common equity market capitalization of $250 million or less; and (d) securities held outside of brokerage accounts. Subject to certain exceptions, ADMs are also required to disclose contemporaneously their personal interest in certain securities prior to making or acting upon portfolio recommendations in the same or equivalent securities.

COMPANY CODE OF ETHICS.

        The Company has adopted a Code of Ethics applicable principally to the Independent Directors of the Company.1 The Company's Code is intended to prevent Independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee and Investment Integrity Committee of the Board of Directors.

REGISTRATION STATEMENT

        A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

--------
1 While the Company's Code also applies to the employees of Founders who are Company officers, it provides that if a Founders employee complies with the provisions of the Mellon securities trading policy, he or she also will be in compliance with the Company's Code. Therefore, the requirements of the Company's Code applicable to Founders employees are not discussed here.

APPENDIX

RATINGS OF CORPORATE BONDS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Thompson Bankwatch, Inc. ("TBW"), and Dominion Bond Rating Service Limited ("DBRS").

        Guidelines for Moody's and S&P ratings are described below. For Fitch and DBRS, ratings correspond exactly to S&P's format from AAA through D. For TBW, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B, ratings from Fitch,TBW, and DBRS can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

        The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

        Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

        A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

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        Baa --  Bonds  that  are  rated  Baa  are  considered  as  medium  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds  that  are  rated B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

        AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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

RATINGS OF COMMERCIAL PAPER

        The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, TBW, and DBRS. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), TBW-1 (TBW), and R-1
(DBRS).

        DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

        DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

        A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

        A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

        A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

        "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

        "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

        "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

        "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

        "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

        "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

        NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

        AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

        AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

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        A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

        BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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